UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1400

Fidelity Contrafund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Contrafund® Class K Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	3.48%	13.58%	8.00%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$21,580	Fidelity® Contrafund® - Class K
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager William Danoff:  For the year, the fund’s share classes gained about 3%, trailing the 11.96% advance of the benchmark S&P 500 index. Versus the benchmark, security selection in the information technology sector was the biggest detractor. Fundamentals in technology were fine during the year, but the stocks of many leading tech companies lagged as valuations fell. These included salesforce.com and Alphabet, both sizable overweightings for the fund and our largest relative detractors in 2016. Cloud-computing firm salesforce.com gained market share in enterprise sales, grew sales and increased earnings per share over the past 12 months, but its share price returned roughly -13%. Alphabet, the fund’s largest holding (combining its Class A and Class C shares) and the leader in web search and machine learning, increased both sales and earnings, but its stock rose only 2%. It also hurt to hold a non-benchmark stake in Teva Pharmaceutical Industries, a maker of generic drugs, which saw its shares return -43% amid heightened competition. Conversely, our two biggest contributors were Berkshire Hathaway and UnitedHealth Group. Berkshire’s shares benefited from the post-election rally in financials – the company's primary business is insurance. UnitedHealth is a provider of health care services and managed care. The firm’s earnings per share rose 25% the past four quarters, and the stock gained roughly 38%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	5.8	5.7
Berkshire Hathaway, Inc. Class A	5.4	4.8
Amazon.com, Inc.	4.1	3.6
Alphabet, Inc. Class A	3.7	3.2
Alphabet, Inc. Class C	3.2	2.9
Apple, Inc.	3.0	2.1
Wells Fargo & Co.	2.6	2.6
UnitedHealth Group, Inc.	2.6	2.2
Microsoft Corp.	2.6	1.4
Visa, Inc. Class A	2.3	2.2
	35.3

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.0	31.1
Consumer Discretionary	18.5	20.4
Financials	16.2	14.4
Health Care	9.9	13.2
Industrials	6.5	6.6

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	98.1%
Convertible Securities	1.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 7.9%

As of June 30, 2016*
Stocks	96.8%
Convertible Securities	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 9.8%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.4%
Automobiles - 1.7%
BYD Co. Ltd. (H Shares)	1,754,500	$9,197
Fuji Heavy Industries Ltd.	538,300	21,979
General Motors Co.	6,849,933	238,652
Harley-Davidson, Inc.	303,900	17,730
Mahindra & Mahindra Ltd.	4,327,351	75,442
Maruti Suzuki India Ltd.	1,533,074	120,011
Tesla Motors, Inc. (a)(b)	5,690,382	1,215,978
		1,698,989
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	355,803	24,913
Weight Watchers International, Inc. (a)	2,346,800	26,871
		51,784
Hotels, Restaurants & Leisure - 2.5%
ARAMARK Holdings Corp.	3,184,233	113,741
Chipotle Mexican Grill, Inc. (a)(b)	507,477	191,481
Churchill Downs, Inc.	75,800	11,404
Compass Group PLC	1,087,400	20,097
Cracker Barrel Old Country Store, Inc. (b)	62,200	10,386
Darden Restaurants, Inc.	505,780	36,780
Domino's Pizza, Inc.	767,986	122,294
Hilton Worldwide Holdings, Inc.	396,900	10,796
Marriott International, Inc. Class A	3,627,604	299,930
Papa John's International, Inc.	112,250	9,606
Royal Caribbean Cruises Ltd.	1,040,321	85,348
Sodexo SA	106,500	12,242
Starbucks Corp.	27,437,898	1,523,352
Texas Roadhouse, Inc. Class A	244,800	11,809
U.S. Foods Holding Corp.	444,100	12,204
Vail Resorts, Inc.	340,893	54,989
		2,526,459
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	969,368	193,563
Internet & Direct Marketing Retail - 6.3%
Amazon.com, Inc. (a)	5,538,915	4,153,466
ASOS PLC (a)	175,973	10,765
Netflix, Inc. (a)	9,077,896	1,123,844
Priceline Group, Inc. (a)	755,096	1,107,016
Start Today Co. Ltd.	622,500	10,754
Takeaway.com Holding BV (c)	860,700	21,291
TripAdvisor, Inc. (a)	264,078	12,245
		6,439,381
Media - 2.5%
CBS Corp. Class B	155,541	9,896
Charter Communications, Inc. Class A (a)	1,954,802	562,827
DISH Network Corp. Class A (a)	272,100	15,763
Interpublic Group of Companies, Inc.	2,827,984	66,203
Liberty Broadband Corp.:
Class A (a)	691,131	50,079
Class C (a)	1,045,849	77,466
Liberty Global PLC:
Class A (a)	811,885	24,836
LiLAC Class A (a)	536,578	11,783
LiLAC Class C (a)	211,963	4,487
Liberty Media Corp.:
Liberty Media Class C (a)(d)	1,996,745	62,558
Liberty SiriusXM Class A (a)(d)	333,200	11,502
Liberty SiriusXM Class C (a)(d)	5,331,335	180,839
Megacable Holdings S.A.B. de CV unit	175,374	587
Naspers Ltd. Class N	437,000	63,798
Omnicom Group, Inc.	1,038,450	88,382
Sirius XM Holdings, Inc. (b)	19,300,150	85,886
The Walt Disney Co.	12,237,177	1,275,359
Weinstein Co. Holdings LLC Class A-1 unit (a)(e)(f)	41,234	2,991
		2,595,242
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,655,500	127,771
Dollarama, Inc.	141,144	10,342
Ollie's Bargain Outlet Holdings, Inc. (a)	2,477,798	70,493
		208,606
Specialty Retail - 3.4%
AutoZone, Inc. (a)	219,993	173,748
Best Buy Co., Inc.	1,387,300	59,196
Home Depot, Inc.	5,218,533	699,701
Inditex SA	283,042	9,662
Nitori Holdings Co. Ltd.	437,700	50,034
O'Reilly Automotive, Inc. (a)	2,359,498	656,908
Ross Stores, Inc.	1,955,153	128,258
TJX Companies, Inc.	21,748,234	1,633,945
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	183,412	46,759
Urban Outfitters, Inc. (a)	302,552	8,617
		3,466,828
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	1,271,704	201,000
Coach, Inc.	6,344,700	222,191
NIKE, Inc. Class B	21,671,018	1,101,538
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	404,233	11,743
Class C (non-vtg.)	1,870,015	47,068
		1,583,540

TOTAL CONSUMER DISCRETIONARY		18,764,392

CONSUMER STAPLES - 4.0%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)(b)	176,858	30,039
Constellation Brands, Inc. Class A (sub. vtg.)	241,349	37,001
Kweichow Moutai Co. Ltd. (A Shares)	580,700	27,940
PepsiCo, Inc.	686,800	71,860
The Coca-Cola Co.	4,802,100	199,095
		365,935
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,787,954	81,071
Costco Wholesale Corp.	2,596,070	415,657
Sysco Corp.	3,221,600	178,380
		675,108
Food Products - 0.6%
Associated British Foods PLC	4,564,088	154,400
Mondelez International, Inc.	3,849,141	170,632
The Kraft Heinz Co.	3,081,937	269,115
		594,147
Household Products - 1.6%
Colgate-Palmolive Co.	23,893,563	1,563,595
Spectrum Brands Holdings, Inc.	310,071	37,931
		1,601,526
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	10,595,561	810,454
L'Oreal SA	243,658	44,475
		854,929

TOTAL CONSUMER STAPLES		4,091,645

ENERGY - 3.1%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	2,749,984	230,861
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.	1,675,600	116,840
Birchcliff Energy Ltd. (a)(d)	22,182,784	154,808
Birchcliff Energy Ltd. (a)(c)(d)	686,127	4,788
Canadian Natural Resources Ltd.	6,000,500	191,235
Centennial Resource Development, Inc.:
Class A (a)(b)	6,076,591	119,830
Class A (f)	2,340,926	41,547
Class A (f)	5,188,000	102,307
Cimarex Energy Co.	218,900	29,749
Concho Resources, Inc. (a)	1,253,200	166,174
Continental Resources, Inc. (a)	4,580,220	236,065
Diamondback Energy, Inc. (a)	3,515,095	355,236
Encana Corp.	6,356,100	74,608
EOG Resources, Inc.	8,702,795	879,853
Extraction Oil & Gas, Inc.	1,129,351	22,632
Growmax Resources Corp. (a)(c)	3,560,563	411
PDC Energy, Inc. (a)	716,400	51,996
Peyto Exploration & Development Corp. (b)	399,700	9,886
Pioneer Natural Resources Co.	1,544,036	278,035
PrairieSky Royalty Ltd. (b)	1,440,306	34,263
		2,870,263

TOTAL ENERGY		3,101,124

FINANCIALS - 16.2%
Banks - 7.9%
Bank of America Corp.	23,103,979	510,598
Bank of Ireland (a)	1,082,869,241	267,872
Capitec Bank Holdings Ltd.	449,100	22,727
Citigroup, Inc.	27,219,746	1,617,670
Citizens Financial Group, Inc.	333,800	11,893
HDFC Bank Ltd. sponsored ADR	6,679,429	405,308
JPMorgan Chase & Co.	14,658,465	1,264,879
Kotak Mahindra Bank Ltd.	7,164,214	75,875
M&T Bank Corp.	1,311,062	205,089
Metro Bank PLC (b)(d)	6,158,471	221,999
PNC Financial Services Group, Inc.	1,445,400	169,054
PT Bank Central Asia Tbk	19,554,700	22,498
U.S. Bancorp	13,284,943	682,448
Wells Fargo & Co.	48,273,338	2,660,344
		8,138,254
Capital Markets - 1.3%
BlackRock, Inc. Class A	728,529	277,234
CBOE Holdings, Inc.	459,300	33,938
Charles Schwab Corp.	1,691,300	66,756
CME Group, Inc.	559,400	64,527
Goldman Sachs Group, Inc.	334,700	80,144
IntercontinentalExchange, Inc.	1,778,110	100,321
MarketAxess Holdings, Inc.	174,800	25,682
Morgan Stanley	4,305,800	181,920
MSCI, Inc.	1,415,394	111,505
Oaktree Capital Group LLC Class A	2,399,772	89,991
S&P Global, Inc.	2,492,994	268,097
		1,300,115
Consumer Finance - 0.1%
Capital One Financial Corp.	1,014,100	88,470
Diversified Financial Services - 5.4%
Berkshire Hathaway, Inc. Class A (a)	22,593	5,515,426
Insurance - 1.5%
Admiral Group PLC	2,813,388	63,346
AIA Group Ltd.	22,191,200	124,312
Chubb Ltd.	7,653,390	1,011,166
Direct Line Insurance Group PLC	11,457,673	52,161
Fairfax Financial Holdings Ltd. (sub. vtg.)	188,732	91,158
Marsh & McLennan Companies, Inc.	2,487,895	168,157
		1,510,300

TOTAL FINANCIALS		16,552,565

HEALTH CARE - 9.7%
Biotechnology - 1.8%
Acceleron Pharma, Inc. (a)	243,757	6,221
Agios Pharmaceuticals, Inc. (a)	1,280,787	53,447
Amgen, Inc.	1,342,800	196,331
Biogen, Inc. (a)	811,833	230,220
Celgene Corp. (a)	716,365	82,919
Five Prime Therapeutics, Inc. (a)	172,840	8,661
Genmab A/S (a)	692,126	114,954
Gilead Sciences, Inc.	7,438,435	532,666
Intrexon Corp. (a)(b)	3,012,714	73,209
NantKwest, Inc. (a)(b)	1,063,849	6,085
Neurocrine Biosciences, Inc. (a)	2,836,906	109,788
Opko Health, Inc. (a)(b)	4,692,715	43,642
OvaScience, Inc. (a)	1,220,624	1,868
Regeneron Pharmaceuticals, Inc. (a)	727,984	267,236
TESARO, Inc. (a)	862,500	115,989
		1,843,236
Health Care Equipment & Supplies - 2.5%
Baxter International, Inc.	935,700	41,489
Becton, Dickinson & Co.	1,186,646	196,449
Boston Scientific Corp. (a)	38,296,558	828,355
C.R. Bard, Inc.	250,557	56,290
Danaher Corp.	4,538,351	353,265
DexCom, Inc. (a)	2,802,189	167,291
Edwards Lifesciences Corp. (a)	2,992,915	280,436
Intuitive Surgical, Inc. (a)	321,883	204,129
Medtronic PLC	2,138,547	152,329
Nevro Corp. (a)(b)	1,105,291	80,310
Penumbra, Inc. (a)	415,489	26,508
Stryker Corp.	1,406,888	168,559
		2,555,410
Health Care Providers & Services - 3.2%
Aetna, Inc.	88,900	11,024
HealthEquity, Inc. (a)	302,800	12,269
Henry Schein, Inc. (a)	3,522,330	534,373
Humana, Inc.	271,400	55,374
UnitedHealth Group, Inc.	16,520,724	2,643,977
		3,257,017
Health Care Technology - 0.0%
Cerner Corp. (a)	414,368	19,629
Medidata Solutions, Inc. (a)	531,058	26,378
NantHealth, Inc.	9,169	91
		46,098
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	49,091	20,929
ICON PLC (a)	275,800	20,740
Mettler-Toledo International, Inc. (a)(d)	1,804,266	755,194
PRA Health Sciences, Inc. (a)	382,900	21,105
Thermo Fisher Scientific, Inc.	812,813	114,688
Waters Corp. (a)	1,092,121	146,770
		1,079,426
Pharmaceuticals - 1.1%
Bristol-Myers Squibb Co.	11,004,731	643,116
Dermira, Inc. (a)	930,100	28,210
H Lundbeck A/S (a)	613,800	24,969
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,656,600	10,853
Johnson & Johnson	2,064,944	237,902
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,298,615	155,825
WAVE Life Sciences (a)	5,697	149
		1,101,024

TOTAL HEALTH CARE		9,882,211

INDUSTRIALS - 6.3%
Aerospace & Defense - 1.1%
General Dynamics Corp.	1,457,349	251,626
L-3 Communications Holdings, Inc.	285,000	43,351
Northrop Grumman Corp.	1,617,644	376,232
Raytheon Co.	1,168,400	165,913
Saab AB (B Shares)	361,200	13,500
Space Exploration Technologies Corp. Class A (a)(f)	200,313	21,844
The Boeing Co.	514,100	80,035
TransDigm Group, Inc.	673,222	167,605
		1,120,106
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	471,336	34,530
Expeditors International of Washington, Inc.	215,900	11,434
FedEx Corp.	1,869,286	348,061
XPO Logistics, Inc. (a)(b)	977,589	42,193
		436,218
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	5,556,202	462,609
Southwest Airlines Co.	11,546,105	575,458
		1,038,067
Building Products - 0.6%
A.O. Smith Corp.	1,250,770	59,224
Fortune Brands Home & Security, Inc.	2,640,929	141,184
Masco Corp.	11,366,056	359,395
Toto Ltd.	2,220,400	87,866
		647,669
Commercial Services & Supplies - 0.1%
Cintas Corp.	611,700	70,688
Copart, Inc. (a)	490,936	27,203
		97,891
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	277,889	15,840
Electrical Equipment - 0.5%
Acuity Brands, Inc.	946,907	218,603
Eaton Corp. PLC	712,700	47,815
Fortive Corp.	4,516,425	242,216
		508,634
Industrial Conglomerates - 0.8%
3M Co.	4,559,223	814,140
Machinery - 0.6%
Deere & Co.	311,000	32,045
Illinois Tool Works, Inc.	1,866,300	228,547
Ingersoll-Rand PLC	1,397,300	104,853
PACCAR, Inc.	2,217,290	141,685
Rational AG	41,449	18,500
Snap-On, Inc.	172,199	29,493
Xylem, Inc.	1,254,500	62,123
		617,246
Professional Services - 0.6%
Equifax, Inc.	3,545,407	419,173
IHS Markit Ltd. (a)	1,547,590	54,800
Recruit Holdings Co. Ltd.	267,000	10,714
RELX PLC	584,500	10,438
TransUnion Holding Co., Inc. (a)	3,197,247	98,891
		594,016
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	881,440	125,758
J.B. Hunt Transport Services, Inc.	572,800	55,602
		181,360
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
Class A (c)	1,483,964	50,944
Class A	234,330	8,045
HD Supply Holdings, Inc. (a)	6,865,933	291,871
Univar, Inc. (a)	1,073,982	30,469
		381,329

TOTAL INDUSTRIALS		6,452,516

INFORMATION TECHNOLOGY - 37.1%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)(b)	1,582,610	153,149
F5 Networks, Inc. (a)	241,100	34,892
Harris Corp.	226,800	23,240
Motorola Solutions, Inc.	676,215	56,051
		267,332
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A (d)	24,058,718	1,616,746
CDW Corp.	3,007,811	156,677
IPG Photonics Corp. (a)	1,088,896	107,485
		1,880,908
Internet Software & Services - 13.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,553,581	136,420
Alphabet, Inc.:
Class A (a)	4,706,317	3,729,521
Class C (a)	4,263,325	3,290,520
Apptio, Inc. Class A	160,300	2,970
Dropbox, Inc. (a)(f)	5,464,028	63,055
eBay, Inc. (a)	407,760	12,106
Facebook, Inc. Class A (a)	51,743,084	5,953,033
LogMeIn, Inc.	824,502	79,606
MercadoLibre, Inc.	153,100	23,905
Nutanix, Inc. Class B	3,060,752	77,229
Rightmove PLC	948,053	45,602
Shopify, Inc. Class A (a)	339,000	14,533
Tencent Holdings Ltd.	10,033,900	243,293
Twilio, Inc. Class A	2,927,114	84,447
		13,756,240
IT Services - 5.4%
Accenture PLC Class A	3,860,669	452,200
ASAC II LP (a)(f)	39,494,500	6,635
Computer Sciences Corp.	1,489,570	88,510
CSRA, Inc.	2,682,000	85,395
Fiserv, Inc. (a)	3,389,165	360,200
Global Payments, Inc.	30,754	2,135
Leidos Holdings, Inc.	222,500	11,379
MasterCard, Inc. Class A	13,086,559	1,351,187
PayPal Holdings, Inc. (a)	20,932,587	826,209
Vantiv, Inc. (a)	576,375	34,363
Visa, Inc. Class A	29,498,197	2,301,449
		5,519,662
Semiconductors & Semiconductor Equipment - 3.6%
Acacia Communications, Inc. (b)	624,317	38,552
Analog Devices, Inc.	323,900	23,522
Applied Materials, Inc.	12,479,200	402,704
Broadcom Ltd.	5,033,988	889,858
KLA-Tencor Corp.	317,988	25,019
Lam Research Corp.	5,502,475	581,777
NVIDIA Corp.	4,166,632	444,746
Qualcomm, Inc.	11,732,987	764,991
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	10,712,805	307,993
Texas Instruments, Inc.	2,821,500	205,885
		3,685,047
Software - 9.4%
Activision Blizzard, Inc. (d)	39,199,802	1,415,505
Adobe Systems, Inc. (a)	12,938,334	1,332,001
Autodesk, Inc. (a)	819,860	60,678
CDK Global, Inc.	1,162,360	69,381
Citrix Systems, Inc. (a)	2,419,200	216,059
Electronic Arts, Inc. (a)	7,938,294	625,220
Gigamon, Inc. (a)	467,671	21,302
Intuit, Inc.	1,039,971	119,191
Microsoft Corp.	42,494,023	2,640,579
Nintendo Co. Ltd.	150,000	31,181
Paycom Software, Inc. (a)	1,446,570	65,804
RealPage, Inc. (a)	2,885,235	86,557
Red Hat, Inc. (a)	268,200	18,694
Salesforce.com, Inc. (a)	27,644,436	1,892,538
ServiceNow, Inc.(a)	365,800	27,194
Snap, Inc.	1,875,642	28,810
Symantec Corp.	4,821,550	115,187
Trion World, Inc. (a)(f)	4,607,810	415
Trion World, Inc.:
warrants 8/10/17 (a)(f)	124,589	0
warrants 10/3/18 (a)(f)	183,516	0
Ultimate Software Group, Inc. (a)(d)	1,872,825	341,510
VMware, Inc. Class A (a)(b)	271,100	21,344
Workday, Inc. Class A (a)	6,521,020	430,974
		9,560,124
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	26,108,334	3,023,867
Samsung Electronics Co. Ltd.	97,142	144,998
		3,168,865

TOTAL INFORMATION TECHNOLOGY		37,838,178

MATERIALS - 2.9%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	2,585,799	371,890
Celanese Corp. Class A	258,300	20,339
E.I. du Pont de Nemours & Co.	2,961,300	217,359
FMC Corp.	890,800	50,384
LyondellBasell Industries NV Class A	349,200	29,954
Monsanto Co.	227,807	23,968
PPG Industries, Inc.	2,567,633	243,309
Sherwin-Williams Co.	1,408,964	378,645
The Chemours Co. LLC	1,933,887	42,720
The Dow Chemical Co.	182,100	10,420
Westlake Chemical Corp.	175,949	9,851
		1,398,839
Construction Materials - 0.4%
Eagle Materials, Inc.	579,100	57,059
Martin Marietta Materials, Inc.	1,344,958	297,949
Vulcan Materials Co.	923,600	115,589
		470,597
Containers & Packaging - 0.2%
Ball Corp.	1,993,818	149,676
WestRock Co.	611,300	31,036
		180,712
Metals & Mining - 0.9%
B2Gold Corp. (a)(d)	56,160,926	133,433
Fortescue Metals Group Ltd.	7,882,539	33,505
Franco-Nevada Corp. (b)	4,555,533	272,385
Ivanhoe Mines Ltd. (a)(d)	44,902,208	84,945
Ivanhoe Mines Ltd. (a)(c)(d)	15,466,509	29,259
Newcrest Mining Ltd.	10,235,051	149,569
Novagold Resources, Inc. (a)	7,580,726	34,667
Nucor Corp.	1,415,300	84,239
Steel Dynamics, Inc.	1,934,200	68,819
Teck Resources Ltd. Class B (sub. vtg.)	1,383,500	27,688
		918,509

TOTAL MATERIALS		2,968,657

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	670,773	70,887
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(f)	644,857	32,367

TOTAL REAL ESTATE		103,254

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	989,900	65,506
T-Mobile U.S., Inc. (a)	6,545,657	376,441
		441,947
TOTAL COMMON STOCKS
(Cost $57,924,714)		100,196,489

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(f)	578,817	60,776
Series E (a)(f)	388,853	40,830
Handy Technologies, Inc. Series C (a)(f)	3,537,042	13,443
		115,049
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(f)	4,329,591	59,705
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (a)(f)	664,987	5,898
Intarcia Therapeutics, Inc. Series CC (a)(f)	2,100,446	126,027
		131,925
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (f)	35,877,127	10,944
Mulberry Health, Inc. Series A8 (f)	7,960,894	51,985
		62,929

TOTAL HEALTH CARE		194,854

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(f)	558,215	60,873
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.8%
Dropbox, Inc.:
Series A (a)(f)	1,260,898	14,551
Series C (a)(f)	698,385	8,059
Pinterest, Inc.:
Series E, 8.00% (a)(f)	54,841,080	454,084
Series F, 8.00% (a)(f)	3,455,720	28,613
Series G, 8.00% (a)(f)	4,301,275	35,615
Uber Technologies, Inc. Series D, 8.00% (a)(f)	4,868,916	237,468
		778,390
Software - 0.1%
Cloudera, Inc. Series F (a)(f)	1,316,883	34,246
Cloudflare, Inc. Series D 0.08% (a)(f)	4,303,714	20,357
Delphix Corp. Series D (a)(f)	3,712,687	16,893
Snap, Inc. Series F (a)(f)	1,875,642	28,810
		100,306

TOTAL INFORMATION TECHNOLOGY		878,696

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(f)	5,803,713	291,301
Series F (f)	269,484	13,526
		304,827
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(f)	2,538,649	11,729
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $928,087)		1,625,733
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 12% 10/10/19 pay-in-kind(f)(g)
(Cost $1,738)	$1,741	765

Bank Loan Obligations - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Multiline Retail - 0.0%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (g)	21,801	21,883
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B 2LN, term loan 4.75% 7/1/22 (g)	24,631	24,908
TOTAL BANK LOAN OBLIGATIONS
(Cost $46,200)		46,791
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (h)	204,282,440	204,323
Fidelity Securities Lending Cash Central Fund 0.65% (h)(i)	630,195,832	630,259
TOTAL MONEY MARKET FUNDS
(Cost $834,550)		834,582
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $59,735,289)		102,704,360
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(639,219)
NET ASSETS - 100%		$102,065,141

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,693,000 or 0.1% of net assets.

 (d) Affiliated company

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,897,659,000 or 1.9% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$7,200
Airbnb, Inc. Series D	4/16/14	$23,565
Airbnb, Inc. Series E	6/29/15	$36,200
Altiostar Networks, Inc. Series D	1/7/15	$31,200
ASAC II LP	10/10/13	$3,041
Blue Apron, Inc. Series D	5/18/15	$57,700
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$85,917
Cloudera, Inc. Series F	2/5/14	$19,174
Cloudflare, Inc. Series D 0.08%	11/5/14 - 6/24/15	$26,827
Delphix Corp. Series D	7/10/15	$33,414
Dropbox, Inc.	5/2/12	$49,445
Dropbox, Inc. Series A	5/29/12	$11,410
Dropbox, Inc. Series C	1/30/14	$13,340
Get Heal, Inc. Series B	11/7/16	$10,944
Handy Technologies, Inc. Series C	10/14/15	$20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Mulberry Health, Inc. Series A8	1/20/16	$53,774
Pinterest, Inc. Series E, 8.00%	10/23/13	$159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$30,879
Snap, Inc. Series F	2/12/16	$28,630
Space Exploration Technologies Corp. Class A	10/16/15	$17,828
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Trion World, Inc.	8/22/08 - 3/20/13	$25,151
Trion World, Inc. warrants 8/10/17	8/10/10	$0
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 12% 10/10/19 pay-in-kind	10/10/13 - 10/10/16	$1,738
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$75,532
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$41,234
WeWork Companies, Inc. Class A	6/23/15	$21,209
WeWork Companies, Inc. Series E	6/23/15	$190,882
WeWork Companies, Inc. Series F	12/1/16	$13,526

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$10,918
Fidelity Securities Lending Cash Central Fund	19,889
Total	$30,807

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Activision Blizzard, Inc.	$215,163	$173,662	$38,312	$1,439	$1,415,505
Air Lease Corp. Class A	51,263	--	1,562	341	--
Air Lease Corp. Class A	187,246	--	150,100	545	--
Amphenol Corp. Class A	1,394,816	46,775	175,707	14,039	1,616,746
B2Gold Corp.	57,677	2,023	3,933	--	133,433
Birchcliff Energy Ltd.	16,025	10,999	3,813	--	154,808
Birchcliff Energy Ltd.	2,003	--	--	--	4,788
Chipotle Mexican Grill, Inc.	934,389	31,763	648,188	--	--
Ivanhoe Mines Ltd.	4,308	55,770	28,917	--	84,945
Ivanhoe Mines Ltd.	7,027	--	740	--	29,259
Liberty Media Corp. Liberty Media Class C	--	24,978	1,222	--	62,558
Liberty Media Corp. Liberty SiriusXM Class A	--	12,118	282	--	11,502
Liberty Media Corp. Liberty SiriusXM Class C	--	21,315	4,627	--	180,839
LINE Corp. ADR	--	19,802	20,541	--	--
Metro Bank PLC	--	863,678	5,956	--	221,999
Metro Bank PLC Class A	81,353	45,687	--	--	--
Mettler-Toledo International, Inc.	555,432	85,010	22,566	--	755,194
Ollie's Bargain Outlet Holdings, Inc.	41	69,293	20,451	--	--
Ultimate Software Group, Inc.	291,863	88,417	10,938	--	341,510
Total	$3,798,606	$1,551,290	$1,137,855	$16,364	$5,013,086

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$18,879,441	$18,668,309	$93,092	$118,040
Consumer Staples	4,151,350	4,091,645	--	59,705
Energy	3,101,124	3,059,577	41,547	--
Financials	16,552,565	16,428,253	124,312	--
Health Care	10,077,065	9,882,211	--	194,854
Industrials	6,513,389	6,430,672	--	82,717
Information Technology	38,716,874	37,387,560	351,703	977,611
Materials	2,968,657	2,968,657	--	--
Real Estate	408,081	70,887	--	337,194
Telecommunication Services	453,676	376,441	65,506	11,729
Corporate Bonds	765	--	--	765
Bank Loan Obligations	46,791	--	46,791	--
Money Market Funds	834,582	834,582	--	--
Total Investments in Securities:	$102,704,360	$100,198,794	$722,951	$1,782,615

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$2,047,464
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(661,361)
Cost of Purchases	82,770
Proceeds of Sales	(491,262)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$977,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$(668,702)
Other Investments in Securities
Beginning Balance	$928,809
Net Realized Gain (Loss) on Investment Securities	(427)
Net Unrealized Gain (Loss) on Investment Securities	60,841
Cost of Purchases	124,183
Proceeds of Sales	(308,402)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$805,004
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$61,585

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $600,750) — See accompanying schedule: Unaffiliated issuers (cost $56,449,382)	$96,856,692
Fidelity Central Funds (cost $834,550)	834,582
Other affiliated issuers (cost $2,451,357)	5,013,086
Total Investments (cost $59,735,289)		$102,704,360
Receivable for investments sold
Regular delivery		726,259
Delayed delivery		62
Receivable for fund shares sold		76,986
Dividends receivable		55,189
Interest receivable		348
Distributions receivable from Fidelity Central Funds		1,242
Prepaid expenses		283
Other receivables		21,750
Total assets		103,586,479
Liabilities
Payable to custodian bank	$1
Payable for investments purchased	103,163
Payable for fund shares redeemed	740,631
Accrued management fee	32,773
Other affiliated payables	10,439
Other payables and accrued expenses	4,182
Collateral on Securities Loaned	630,149
Total liabilities		1,521,338
Net Assets		$102,065,141
Net Assets consist of:
Paid in capital		$58,748,655
Undistributed net investment income		11,928
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		335,540
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,969,018
Net Assets		$102,065,141
Contrafund:
Net Asset Value, offering price and redemption price per share ($73,034,605 ÷ 741,824 shares)		$98.45
Class K:
Net Asset Value, offering price and redemption price per share ($29,030,536 ÷ 295,097 shares)		$98.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Dividends (including $16,364 earned from other affiliated issuers)		$988,234
Interest		4,904
Income from Fidelity Central Funds		30,807
Total income		1,023,945
Expenses
Management fee
Basic fee	$579,704
Performance adjustment	(22,780)
Transfer agent fees	123,726
Accounting and security lending fees	3,651
Custodian fees and expenses	1,567
Independent trustees' fees and expenses	460
Depreciation in deferred trustee compensation account	(1)
Registration fees	520
Audit	280
Legal	275
Interest	9
Miscellaneous	798
Total expenses before reductions	688,209
Expense reductions	(2,444)	685,765
Net investment income (loss)		338,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,406,189
Fidelity Central Funds	278
Other affiliated issuers	341,757
Foreign currency transactions	906
Total net realized gain (loss)		5,749,130
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,528,631)
Assets and liabilities in foreign currencies	135
Total change in net unrealized appreciation (depreciation)		(2,528,496)
Net gain (loss)		3,220,634
Net increase (decrease) in net assets resulting from operations		$3,558,814

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$338,180	$396,292
Net realized gain (loss)	5,749,130	7,845,998
Change in net unrealized appreciation (depreciation)	(2,528,496)	(1,344,828)
Net increase (decrease) in net assets resulting from operations	3,558,814	6,897,462
Distributions to shareholders from net investment income	(330,490)	(359,493)
Distributions to shareholders from net realized gain	(3,609,095)	(5,311,883)
Total distributions	(3,939,585)	(5,671,376)
Share transactions - net increase (decrease)	(6,837,671)	(1,478,787)
Total increase (decrease) in net assets	(7,218,442)	(252,701)
Net Assets
Beginning of period	109,283,583	109,536,284
End of period	$102,065,141	$109,283,583
Other Information
Undistributed net investment income end of period	$11,928	$11,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Contrafund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$98.92	$97.97	$96.14	$77.57	$67.45
Income from Investment Operations
Net investment income (loss)A	.29	.33	.30	.33	.30
Net realized and unrealized gain (loss)	2.99	5.89	8.67	25.70	10.66
Total from investment operations	3.28	6.22	8.97	26.03	10.96
Distributions from net investment income	(.29)	(.31)	(.25)	(.13)	(.19)B
Distributions from net realized gain	(3.46)	(4.96)	(6.89)	(7.33)	(.65)B
Total distributions	(3.75)	(5.27)	(7.14)	(7.46)	(.84)
Net asset value, end of period	$98.45	$98.92	$97.97	$96.14	$77.57
Total ReturnC	3.36%	6.46%	9.56%	34.15%	16.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.71%	.64%	.67%	.74%
Expenses net of fee waivers, if any	.68%	.71%	.64%	.67%	.74%
Expenses net of all reductions	.68%	.70%	.64%	.66%	.74%
Net investment income (loss)	.29%	.33%	.31%	.37%	.40%
Supplemental Data
Net assets, end of period (in millions)	$73,035	$77,724	$75,057	$74,962	$58,769
Portfolio turnover rateF	41%G	35%G	45%G	46%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Contrafund Class K

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$98.84	$97.90	$96.07	$77.51	$67.40
Income from Investment Operations
Net investment income (loss)A	.38	.43	.40	.42	.39
Net realized and unrealized gain (loss)	3.01	5.88	8.68	25.70	10.65
Total from investment operations	3.39	6.31	9.08	26.12	11.04
Distributions from net investment income	(.39)	(.41)	(.36)	(.23)	(.28)B
Distributions from net realized gain	(3.46)	(4.96)	(6.89)	(7.33)	(.65)B
Total distributions	(3.85)	(5.37)	(7.25)	(7.56)	(.93)
Net asset value, end of period	$98.38	$98.84	$97.90	$96.07	$77.51
Total ReturnC	3.48%	6.55%	9.68%	34.30%	16.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.58%	.61%	.54%	.56%	.63%
Expenses net of fee waivers, if any	.58%	.61%	.54%	.56%	.63%
Expenses net of all reductions	.58%	.61%	.54%	.56%	.62%
Net investment income (loss)	.39%	.43%	.41%	.48%	.51%
Supplemental Data
Net assets, end of period (in millions)	$29,031	$31,560	$34,479	$35,982	$25,644
Portfolio turnover rateF	41%G	35%G	45%G	46%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$765	Recovery value	Recovery value	43.9%	Increase
Equities	$1,781,850	Discounted cash flow	Discount rate	8.0% - 22.1% / 9.9%	Decrease
			Growth rate	2.0% - 3.0% / 2.9%	Increase
			Discount for lack of marketability	20.0% - 25.0% / 20.7%	Decrease
			Weighted average cost of capital (WACC)	25.0%	Decrease
		Market Approach	Discount rate	3.0% - 50.0% / 10.4%	Decrease
			Transaction price	$0.31 - $105.00 / $55.02	Increase
			Discount for lack of marketability	15.0% - 30.0% / 17.7%	Decrease
			Premium rate	10.0% - 130.0% / 57.9%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 6.7 / 3.9	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	8.5	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.2	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
			Liquidity preference	$5.86 - $6.75 / $12.61	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$43,713,171
Gross unrealized depreciation	(1,073,781)
Net unrealized appreciation (depreciation) on securities	$42,639,390
Tax Cost	$60,064,970

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,596
Undistributed long-term capital gain	$665,221
Net unrealized appreciation (depreciation) on securities and other investments	$42,639,336

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$330,490	$ 359,493
Long-term Capital Gains	3,609,095	5,311,883
Total	$3,939,585	$ 5,671,376

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,991 in this Subsidiary, representing .00% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $41,593,047 and $44,902,346, respectively.

Redemptions In-Kind. During the period, 32,360 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $ 3,198,227. The net realized gain of $1,930,771 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 38,490 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,871,187. The Fund had a net realized gain of $2,307,282 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$109,459.15
Class K	14,267.05
	$ 123,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $986 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$44,368.71%		$9

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $272 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,051. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,889, including $604 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $790.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Contrafund	$214,155	$234,900
Class K	116,335	124,593
Total	$330,490	$359,493
From net realized gain
Contrafund	$2,569,613	$3,753,385
Class K	1,039,482	1,558,498
Total	$3,609,095	$5,311,883

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Contrafund
Shares sold	78,941	88,333	$7,647,980	$8,950,532
Reinvestment of distributions	27,050	38,937	2,642,747	3,803,760
Shares redeemed	(149,912)(a)	(107,615)(b)	(14,712,987)(a)	(10,887,026)(b)
Net increase (decrease)	(43,921)	19,655	$(4,422,260)	$1,867,266
Class K
Shares sold	52,783	62,375	$5,115,103	$6,324,048
Reinvestment of distributions	11,835	17,242	1,155,817	1,683,091
Shares redeemed	(88,812)(a)	(112,522)(b)	(8,686,331)(a)	(11,353,192)(b)
Net increase (decrease)	(24,194)	(32,905)	$(2,415,411)	$(3,346,053)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Contrafund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Contrafund	.62%
Actual		$1,000.00	$1,046.20	$3.19
Hypothetical-C		$1,000.00	$1,022.02	$3.15
Class K	.52%
Actual		$1,000.00	$1,046.70	$2.68
Hypothetical-C		$1,000.00	$1,022.52	$2.64

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Contrafund	02/13/2017	02/10/2017	$0.016	$0.660
Class K	02/13/2017	02/10/2017	$0.016	$0.660

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $3,847,236,280, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CON-K-ANN-0217
1.863188.108

Fidelity® Series Opportunistic Insights Fund Fidelity® Series Opportunistic Insights Fund Class F Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Fidelity® Series Opportunistic Insights Fund	1.33%	13.87%
Class F	1.56%	14.07%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$16,967	Fidelity® Series Opportunistic Insights Fund
$17,249	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager William Danoff:  For the year, the fund’s share classes gained about 1% to 2%, trailing the 12.74% advance of the benchmark Russell 3000® Index. Versus the benchmark, security selection in the information technology sector was the fund's biggest detractor. Fundamentals in technology were fine during the year, but the stocks of many leading tech companies lagged as valuations fell. These included salesforce.com and Alphabet, both sizable overweightings for the fund. Cloud-computing firm salesforce.com gained market share in enterprise sales, grew sales and increased earnings per share over the past 12 months, but its share price returned roughly -13%. Alphabet, a leader in web search and machine learning, increased both sales and earnings, but its stock rose only about 2%. Elsewhere, an overweighted stake in biotechnology firm Gilead Sciences was the largest relative detractor, as shares were hampered by scrutiny of drug prices. Lastly, our allocation to cash hurt in a rising market. Conversely, our top relative contributor was our decision to avoid benchmark stock Allergan. Shares of the Ireland-headquartered drugmaker fell in April after federal regulators blocked its proposed merger with Pfizer. It also helped to overweight health care services company UnitedHealth Group. The firm’s earnings per share rose 25% the past four quarters, and the stock gained roughly 38%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	9.8	10.0
Amazon.com, Inc.	4.5	4.1
Berkshire Hathaway, Inc. Class A	3.6	3.3
Alphabet, Inc. Class A	2.6	2.4
Alphabet, Inc. Class C	2.4	2.3
Salesforce.com, Inc.	2.3	2.6
Apple, Inc.	2.0	1.4
UnitedHealth Group, Inc.	1.9	1.6
Starbucks Corp.	1.9	2.4
Visa, Inc. Class A	1.8	1.8
	32.8

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.4	34.1
Consumer Discretionary	19.0	21.2
Financials	11.1	10.3
Health Care	9.5	13.0
Industrials	5.7	5.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	94.2%
Convertible Securities	2.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 7.8%

As of June 30, 2016*
Stocks	95.9%
Convertible Securities	2.7%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 9.1%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Automobiles - 1.7%
BYD Co. Ltd. (H Shares)	96,500	$505,835
Fuji Heavy Industries Ltd.	29,600	1,208,566
General Motors Co.	305,000	10,626,200
Harley-Davidson, Inc.	16,500	962,610
Mahindra & Mahindra Ltd.	258,425	4,505,307
Maruti Suzuki India Ltd.	90,105	7,053,509
Tesla Motors, Inc. (a)(b)	339,516	72,551,174
		97,413,201
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	23,907	1,673,968
Weight Watchers International, Inc. (a)	317,000	3,629,650
		5,303,618
Hotels, Restaurants & Leisure - 3.0%
ARAMARK Holdings Corp.	187,800	6,708,216
Chipotle Mexican Grill, Inc. (a)(b)	36,714	13,852,926
Churchill Downs, Inc.	3,900	586,755
Chuy's Holdings, Inc. (a)	104,800	3,400,760
Compass Group PLC	57,200	1,057,145
Cracker Barrel Old Country Store, Inc. (b)	3,500	584,430
Darden Restaurants, Inc.	27,200	1,977,984
Del Taco Restaurants, Inc. (a)	43,435	613,302
Domino's Pizza, Inc.	40,178	6,397,945
Hilton Worldwide Holdings, Inc.	22,200	603,840
Marriott International, Inc. Class A	213,200	17,627,376
Papa John's International, Inc.	7,000	599,060
Popeyes Louisiana Kitchen, Inc. (a)	52,300	3,163,104
Royal Caribbean Cruises Ltd.	57,900	4,750,116
Sodexo SA	5,100	586,242
Starbucks Corp.	1,929,500	107,125,840
Texas Roadhouse, Inc. Class A	12,800	617,472
U.S. Foods Holding Corp.	23,100	634,788
Vail Resorts, Inc.	19,340	3,119,735
		174,007,036
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	53,394	10,661,714
Internet & Direct Marketing Retail - 6.9%
Amazon.com, Inc. (a)	339,817	254,818,574
ASOS PLC (a)	9,600	587,293
Netflix, Inc. (a)	562,673	69,658,917
Priceline Group, Inc. (a)	41,850	61,354,611
Start Today Co. Ltd.	34,000	587,345
Takeaway.com Holding BV (c)	48,500	1,199,758
TripAdvisor, Inc. (a)	159,205	7,382,336
		395,588,834
Media - 2.4%
CBS Corp. Class B	8,838	562,274
Charter Communications, Inc. Class A (a)	112,305	32,334,856
DISH Network Corp. Class A (a)	11,800	683,574
Interpublic Group of Companies, Inc.	150,713	3,528,191
Liberty Broadband Corp.:
Class A (a)	94,999	6,883,628
Class C (a)	164,374	12,175,182
Liberty Global PLC:
Class A (a)	377,652	11,552,375
LiLAC Class A (a)	83,417	1,831,837
LiLAC Class C (a)	25,362	536,914
Liberty Media Corp.:
Liberty Media Class C (a)	220,749	6,916,066
Liberty SiriusXM Class A (a)	16,500	569,580
Liberty SiriusXM Class C (a)	690,196	23,411,448
Megacable Holdings S.A.B. de CV unit	9,579	32,074
Naspers Ltd. Class N	25,400	3,708,188
Omnicom Group, Inc.	57,932	4,930,593
Sirius XM Holdings, Inc. (b)	1,088,612	4,844,323
The Walt Disney Co.	195,300	20,354,166
		134,855,269
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	93,300	7,200,894
Dollarama, Inc.	7,900	578,857
Next PLC	97,141	5,965,477
Ollie's Bargain Outlet Holdings, Inc. (a)	583,119	16,589,736
		30,334,964
Specialty Retail - 2.9%
AutoNation, Inc. (a)	19,300	938,945
AutoZone, Inc. (a)	15,802	12,480,262
Best Buy Co., Inc.	75,300	3,213,051
Home Depot, Inc.	284,100	38,092,128
Inditex SA	15,949	544,458
Nitori Holdings Co. Ltd.	23,500	2,686,289
O'Reilly Automotive, Inc. (a)	111,381	31,009,584
Ross Stores, Inc.	103,900	6,815,840
TJX Companies, Inc.	895,627	67,288,457
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	12,700	3,237,738
Urban Outfitters, Inc. (a)	18,700	532,576
		166,839,328
Textiles, Apparel& Luxury Goods - 1.2%
adidas AG	69,400	10,969,045
Coach, Inc.	332,800	11,654,656
NIKE, Inc. Class B	784,550	39,878,677
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	67,600	1,963,780
Class C (non-vtg.)	211,458	5,322,398
		69,788,556

TOTAL CONSUMER DISCRETIONARY		1,084,792,520

CONSUMER STAPLES - 4.8%
Beverages - 0.6%
Boston Beer Co., Inc. Class A (a)(b)	80,932	13,746,300
Coca-Cola Bottling Co. Consolidated	69,800	12,483,730
Constellation Brands, Inc. Class A (sub. vtg.)	22,710	3,481,670
Kweichow Moutai Co. Ltd. (A Shares)	31,000	1,491,526
PepsiCo, Inc.	42,400	4,436,312
The Coca-Cola Co.	16,100	667,506
		36,307,044
Food & Staples Retailing - 0.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	109,100	4,946,939
Costco Wholesale Corp.	186,800	29,908,548
Sysco Corp.	176,900	9,794,953
		44,650,440
Food Products - 0.8%
Associated British Foods PLC	385,301	13,034,494
Mondelez International, Inc.	480,165	21,285,714
The Kraft Heinz Co.	167,000	14,582,440
		48,902,648
Household Products - 1.5%
Colgate-Palmolive Co.	1,255,815	82,180,534
Spectrum Brands Holdings, Inc.	16,137	1,974,039
		84,154,573
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	793,008	60,657,182
L'Oreal SA	11,478	2,095,074
		62,752,256

TOTAL CONSUMER STAPLES		276,766,961

ENERGY - 3.4%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	213,864	17,953,883
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	93,900	6,547,647
Birchcliff Energy Ltd. (a)	1,024,500	7,149,715
Canadian Natural Resources Ltd.	351,300	11,195,864
Centennial Resource Development, Inc.:
Class A (d)	278,900	5,499,908
Class A (a)(b)	333,746	6,581,471
Class A (d)	129,800	2,303,690
Cimarex Energy Co.	12,400	1,685,160
Concho Resources, Inc. (a)	68,026	9,020,248
Continental Resources, Inc. (a)	222,000	11,441,880
Diamondback Energy, Inc. (a)	162,890	16,461,663
Encana Corp.	351,700	4,128,248
EOG Resources, Inc.	650,524	65,767,976
Extraction Oil & Gas, Inc.	63,631	1,275,165
Par Pacific Holdings, Inc. (a)(b)	2,417	35,143
PDC Energy, Inc. (a)	39,800	2,888,684
Peyto Exploration & Development Corp. (b)	20,500	507,061
Pioneer Natural Resources Co.	86,230	15,527,436
PrairieSky Royalty Ltd.	80,624	1,917,946
TAG Oil Ltd. (a)	1,137,300	652,233
Tamarack Valley Energy Ltd. (a)	1,103,700	2,844,227
Tesoro Corp.	20,700	1,810,215
		175,241,580

TOTAL ENERGY		193,195,463

FINANCIALS - 10.9%
Banks - 5.0%
Banco Santander Chile sponsored ADR	175,900	3,846,933
Bank of America Corp.	1,130,100	24,975,210
Capitec Bank Holdings Ltd.	24,900	1,260,071
Citigroup, Inc.	1,453,627	86,389,053
Citizens Financial Group, Inc.	17,400	619,962
HDFC Bank Ltd. sponsored ADR	375,141	22,763,556
JPMorgan Chase & Co.	318,500	27,483,365
Kotak Mahindra Bank Ltd.	405,924	4,299,101
M&T Bank Corp.	72,633	11,361,980
Metro Bank PLC	1,800	64,886
PNC Financial Services Group, Inc.	79,900	9,345,104
PT Bank Central Asia Tbk	521,700	600,212
U.S. Bancorp	239,100	12,282,567
Wells Fargo & Co.	1,479,894	81,556,958
		286,848,958
Capital Markets - 1.3%
BlackRock, Inc. Class A	44,253	16,840,037
CBOE Holdings, Inc.	25,100	1,854,639
Charles Schwab Corp.	90,300	3,564,141
CME Group, Inc.	30,100	3,472,035
Goldman Sachs Group, Inc.	18,300	4,381,935
IntercontinentalExchange, Inc.	101,700	5,737,914
MarketAxess Holdings, Inc.	9,200	1,351,664
Morgan Stanley	241,700	10,211,825
MSCI, Inc.	75,931	5,981,844
Oaktree Capital Group LLC Class A	188,190	7,057,125
S&P Global, Inc.	116,716	12,551,639
		73,004,798
Consumer Finance - 0.1%
Capital One Financial Corp.	54,900	4,789,476
Diversified Financial Services - 3.6%
Berkshire Hathaway, Inc. Class A (a)	861	210,188,181
Insurance - 0.9%
Admiral Group PLC	155,300	3,496,727
Chubb Ltd.	252,705	33,387,385
Direct Line Insurance Group PLC	692,641	3,153,238
Fairfax Financial Holdings Ltd. (sub. vtg.)	11,500	5,554,500
Marsh & McLennan Companies, Inc.	88,278	5,966,710
		51,558,560

TOTAL FINANCIALS		626,389,973

HEALTH CARE - 9.5%
Biotechnology - 2.3%
Acceleron Pharma, Inc. (a)	66,948	1,708,513
Aduro Biotech, Inc. (a)	14,752	168,173
Advaxis, Inc. (a)	215,588	1,543,610
Agios Pharmaceuticals, Inc. (a)	70,297	2,933,494
Amgen, Inc.	82,800	12,106,188
Celgene Corp.(a)	28,900	3,345,175
Enanta Pharmaceuticals, Inc. (a)	74,626	2,499,971
Five Prime Therapeutics, Inc. (a)	10,259	514,078
Genmab A/S (a)	33,400	5,547,356
Gilead Sciences, Inc.	875,495	62,694,197
Intrexon Corp. (a)(b)	171,250	4,161,375
Macrogenics, Inc. (a)	123,100	2,516,164
NantKwest, Inc. (a)(b)	66,142	378,332
Neurocrine Biosciences, Inc. (a)	158,242	6,123,965
Opko Health, Inc. (a)(b)	262,277	2,439,176
OvaScience, Inc. (a)(b)	1,137,174	1,739,876
Regeneron Pharmaceuticals, Inc. (a)	41,600	15,270,944
TESARO, Inc. (a)	33,800	4,545,424
uniQure B.V. (a)	54,800	306,880
		130,542,891
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	50,700	2,248,038
Becton, Dickinson & Co.	72,153	11,944,929
Boston Scientific Corp. (a)	1,952,400	42,230,412
C.R. Bard, Inc.	22,178	4,982,509
Danaher Corp.	316,320	24,622,349
DexCom, Inc. (a)	170,835	10,198,850
Edwards Lifesciences Corp. (a)	171,002	16,022,887
Intuitive Surgical, Inc. (a)	16,700	10,590,639
Medtronic PLC	132,681	9,450,868
Nevro Corp. (a)	57,417	4,171,919
Penumbra, Inc. (a)	25,108	1,601,890
		138,065,290
Health Care Providers & Services - 3.0%
Aetna, Inc.	4,600	570,446
HealthEquity, Inc. (a)	17,000	688,840
Henry Schein, Inc. (a)	403,097	61,153,846
Humana, Inc.	14,600	2,978,838
Surgical Care Affiliates, Inc. (a)	4,053	187,532
UnitedHealth Group, Inc.	673,466	107,781,499
		173,361,001
Health Care Technology - 0.0%
Cerner Corp. (a)	23,800	1,127,406
Medidata Solutions, Inc. (a)	30,637	1,521,740
NantHealth, Inc.	800	7,952
		2,657,098
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	37,800	1,722,168
Eurofins Scientific SA	3,800	1,620,028
ICON PLC (a)	7,500	564,000
Mettler-Toledo International, Inc. (a)	75,038	31,407,905
PRA Health Sciences, Inc. (a)	10,800	595,296
Thermo Fisher Scientific, Inc.	68,319	9,639,811
Waters Corp. (a)	75,765	10,182,058
		55,731,266
Pharmaceuticals - 0.8%
Aralez Pharmaceuticals, Inc. (a)(b)	240,097	1,058,828
Bristol-Myers Squibb Co.	629,432	36,784,006
Dermira, Inc. (a)	51,500	1,561,995
H Lundbeck A/S (a)	32,900	1,338,360
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	90,801	594,881
Teva Pharmaceutical Industries Ltd. sponsored ADR	113,760	4,123,800
WAVE Life Sciences (a)	300	7,845
		45,469,715

TOTAL HEALTH CARE		545,827,261

INDUSTRIALS - 5.6%
Aerospace & Defense - 1.0%
General Dynamics Corp.	74,617	12,883,371
L-3 Communications Holdings, Inc.	15,300	2,327,283
Northrop Grumman Corp.	87,720	20,401,918
Raytheon Co.	56,100	7,966,200
Saab AB (B Shares)	16,900	631,621
Space Exploration Technologies Corp. Class A (a)(d)	10,959	1,195,079
The Boeing Co.	28,400	4,421,312
TransDigm Group, Inc.	37,200	9,261,312
		59,088,096
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	40,545	2,970,327
Expeditors International of Washington, Inc.	11,400	603,744
FedEx Corp.	100,400	18,694,480
XPO Logistics, Inc. (a)	54,305	2,343,804
		24,612,355
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR (a)	250,257	20,836,398
Southwest Airlines Co.	602,800	30,043,552
		50,879,950
Building Products - 0.6%
A.O. Smith Corp.	68,674	3,251,714
Fortune Brands Home & Security, Inc.	157,369	8,412,947
Masco Corp.	609,105	19,259,900
Toto Ltd.	124,700	4,934,652
		35,859,213
Commercial Services & Supplies - 0.1%
Cintas Corp.	33,500	3,871,260
Copart, Inc. (a)	27,438	1,520,340
		5,391,600
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	15,399	877,743
Electrical Equipment - 0.6%
Acuity Brands, Inc.	57,798	13,343,246
Eaton Corp. PLC	43,000	2,884,870
Fortive Corp.	281,760	15,110,789
		31,338,905
Industrial Conglomerates - 0.4%
3M Co.	116,252	20,759,120
Machinery - 0.6%
Deere & Co.	17,100	1,761,984
Fanuc Corp.	1,400	234,212
Illinois Tool Works, Inc.	103,804	12,711,838
Ingersoll-Rand PLC	74,000	5,552,960
PACCAR, Inc.	118,624	7,580,074
Rational AG	2,700	1,205,074
Snap-On, Inc.	10,600	1,815,462
Xylem, Inc.	69,700	3,451,544
		34,313,148
Professional Services - 0.6%
Equifax, Inc.	212,625	25,138,654
IHS Markit Ltd. (a)	77,374	2,739,813
Recruit Holdings Co. Ltd.	14,500	581,861
RELX PLC	33,700	601,797
TransUnion Holding Co., Inc. (a)	173,376	5,362,520
		34,424,645
Road & Rail - 0.1%
Canadian Pacific Railway Ltd.	8,800	1,255,523
J.B. Hunt Transport Services, Inc.	31,400	3,047,998
		4,303,521
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A	6,776	232,620
HD Supply Holdings, Inc. (a)	385,142	16,372,386
Univar, Inc. (a)	63,890	1,812,559
		18,417,565

TOTAL INDUSTRIALS		320,265,861

INFORMATION TECHNOLOGY - 37.5%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	92,073	8,909,904
F5 Networks, Inc. (a)	13,000	1,881,360
Harris Corp.	12,100	1,239,887
Motorola Solutions, Inc.	36,600	3,033,774
Palo Alto Networks, Inc. (a)	3,600	450,180
		15,515,105
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	1,299,002	87,292,934
CDW Corp.	167,600	8,730,284
IPG Photonics Corp. (a)	64,007	6,318,131
		102,341,349
Internet Software & Services - 15.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	86,332	7,580,813
Alphabet, Inc.:
Class A (a)	190,661	151,089,309
Class C (a)	177,443	136,954,056
Apptio, Inc. Class A	9,000	166,770
eBay, Inc. (a)	46,300	1,374,647
Facebook, Inc. Class A (a)	4,906,094	564,446,112
LogMeIn, Inc.	44,616	4,307,675
MercadoLibre, Inc.	8,300	1,295,962
Nutanix, Inc. Class B	171,960	4,338,895
Rightmove PLC	56,311	2,708,591
Shopify, Inc. Class A (a)	18,800	805,956
SurveyMonkey (a)(d)	458,038	4,960,552
Tencent Holdings Ltd.	571,800	13,864,500
Twilio, Inc. Class A	162,109	4,676,845
		898,570,683
IT Services - 4.8%
Accenture PLC Class A	182,157	21,336,049
ASAC II LP (a)(d)	1,788,160	300,411
Computer Sciences Corp.	69,863	4,151,259
CSRA, Inc.	149,500	4,760,080
Fiserv, Inc. (a)	42,558	4,523,064
Global Payments, Inc.	665	46,158
Leidos Holdings, Inc.	12,000	613,680
MasterCard, Inc. Class A	895,910	92,502,708
PayPal Holdings, Inc. (a)	1,108,200	43,740,654
Visa, Inc. Class A	1,323,060	103,225,141
		275,199,204
Semiconductors & Semiconductor Equipment - 3.9%
Acacia Communications, Inc. (b)	34,078	2,104,317
Analog Devices, Inc.	16,500	1,198,230
Applied Materials, Inc.	678,400	21,891,968
Broadcom Ltd.	408,400	72,192,868
KLA-Tencor Corp.	17,600	1,384,768
Lam Research Corp.	296,900	31,391,237
Maxim Integrated Products, Inc.	14,500	559,265
NVIDIA Corp.	229,708	24,519,032
Qualcomm, Inc.	559,200	36,459,840
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	697,457	20,051,889
Texas Instruments, Inc.	152,900	11,157,113
		222,910,527
Software - 8.9%
Activision Blizzard, Inc.	1,629,573	58,843,881
Adobe Systems, Inc. (a)	743,069	76,498,954
Atlassian Corp. PLC	17,500	421,400
Autodesk, Inc. (a)	45,800	3,389,658
CDK Global, Inc.	63,740	3,804,641
Citrix Systems, Inc. (a)	132,500	11,833,575
Electronic Arts, Inc. (a)	504,200	39,710,792
Gigamon, Inc. (a)	27,325	1,244,654
Intuit, Inc.	86,791	9,947,117
Microsoft Corp.	1,228,900	76,363,846
Nintendo Co. Ltd.	4,900	1,018,590
Paycom Software, Inc. (a)	71,500	3,252,535
RealPage, Inc. (a)	162,400	4,872,000
Red Hat, Inc. (a)	15,100	1,052,470
Salesforce.com, Inc. (a)	1,905,186	130,429,034
ServiceNow, Inc. (a)	20,400	1,516,536
Snap, Inc.	100,900	1,549,824
Symantec Corp.	263,990	6,306,721
Ultimate Software Group, Inc. (a)	309,547	56,445,895
VMware, Inc. Class A (a)(b)	14,800	1,165,204
Workday, Inc. Class A (a)	331,735	21,924,366
		511,591,693
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	996,721	115,440,226
Samsung Electronics Co. Ltd.	4,648	6,937,802
Xaar PLC	175,812	866,683
		123,244,711

TOTAL INFORMATION TECHNOLOGY		2,149,373,272

MATERIALS - 3.1%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	138,200	19,875,924
Celanese Corp. Class A	14,500	1,141,730
E.I. du Pont de Nemours & Co.	172,700	12,676,180
FMC Corp.	44,200	2,499,952
Ingevity Corp. (a)	87,500	4,800,250
LyondellBasell Industries NV Class A	12,700	1,089,406
Monsanto Co.	13,085	1,376,673
PPG Industries, Inc.	263,969	25,013,702
Sherwin-Williams Co.	86,014	23,115,402
The Chemours Co. LLC	114,031	2,518,945
The Dow Chemical Co.	10,200	583,644
Westlake Chemical Corp.	9,900	554,301
		95,246,109
Construction Materials - 0.4%
Eagle Materials, Inc.	30,700	3,024,871
Martin Marietta Materials, Inc.	71,077	15,745,688
Vulcan Materials Co.	51,205	6,408,306
		25,178,865
Containers & Packaging - 0.2%
Ball Corp.	106,800	8,017,476
WestRock Co.	33,700	1,710,949
		9,728,425
Metals & Mining - 0.8%
B2Gold Corp. (a)	1,135,802	2,698,550
Fortescue Metals Group Ltd.	443,560	1,885,360
Franco-Nevada Corp.	230,100	13,758,186
Ivanhoe Mines Ltd. (a)	2,273,200	4,300,397
Newcrest Mining Ltd.	374,297	5,469,756
Novagold Resources, Inc. (a)	385,155	1,761,331
Nucor Corp.	78,600	4,678,272
Premier Gold Mines Ltd. (a)	2,461,500	4,693,286
Primero Mining Corp. (a)(b)	439,300	346,820
Steel Dynamics, Inc.	105,300	3,746,574
Teck Resources Ltd. Class B (sub. vtg.)	74,000	1,480,937
TMAC Resources, Inc. (a)	44,800	511,514
		45,330,983

TOTAL MATERIALS		175,484,382

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	19,100	2,018,488
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)	36,005	1,807,172

TOTAL REAL ESTATE		3,825,660

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	55,000	3,639,573
T-Mobile U.S., Inc. (a)	371,862	21,385,784
		25,025,357
TOTAL COMMON STOCKS
(Cost $3,613,767,056)		5,400,946,710

Convertible Preferred Stocks - 2.7%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(d)	30,930	3,247,650
Series E (a)(d)	13,964	1,466,220
		4,713,870
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(d)	1,349,024	2,927,382

TOTAL CONSUMER DISCRETIONARY		7,641,252

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(d)	240,116	3,311,200
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Oportun Finance Corp. Series H (a)(d)	2,372,991	9,159,745
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series E (a)(d)	41,008	363,741
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (d)	418,866	2,735,195

TOTAL HEALTH CARE		3,098,936

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	32,066	3,496,797
INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.0%
Dropbox, Inc. Series C (a)(d)	394,740	4,555,300
Pinterest, Inc.:
Series E, 8.00% (a)(d)	2,594,015	21,478,444
Series F, 8.00% (a)(d)	2,122,845	17,577,157
Series G, 8.00% (a)(d)	369,335	3,058,094
Uber Technologies, Inc. Series D, 8.00% (a)(d)	264,940	12,921,714
		59,590,709
Software - 0.9%
Cloudera, Inc. Series F (a)(d)	70,040	1,821,397
Cloudflare, Inc. Series D 0.08% (a)(d)	246,150	1,164,290
Delphix Corp. Series D (a)(d)	204,875	932,181
Magic Leap, Inc.:
Series B, 8.00% (a)(d)	1,675,597	44,658,681
Series C (d)	15,286	407,409
Snap, Inc. Series F (a)(d)	100,900	1,549,824
		50,533,782

TOTAL INFORMATION TECHNOLOGY		110,124,491

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(d)	324,048	16,264,698
Series F (d)	15,065	756,146
		17,020,844
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(d)	146,461	676,650
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $92,440,106)		154,529,915
	Principal Amount	Value

Bank Loan Obligations - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Multiline Retail - 0.0%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (e)	1,196,563	1,201,050
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B 2LN, term loan 4.75% 7/1/22 (e)	1,381,050	1,396,587
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,564,725)		2,597,637
	Shares	Value

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 0.60% (f)	208,972,325	209,014,120
Fidelity Securities Lending Cash Central Fund 0.65% (f)(g)	106,187,166	106,197,784
TOTAL MONEY MARKET FUNDS
(Cost $315,184,732)		315,211,904
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $4,023,956,619)		5,873,286,166
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(137,534,045)
NET ASSETS - 100%		$5,735,752,121

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,199,758 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $170,596,727 or 3.0% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$444,005
Airbnb, Inc. Series D	4/16/14	$1,259,254
Airbnb, Inc. Series E	6/29/15	$1,299,970
Altiostar Networks, Inc. Series D	1/7/15	$1,800,006
ASAC II LP	10/10/13	$137,706
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$6,232,491
Blue Apron, Inc. Series D	5/18/15	$3,200,002
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$4,676,292
Cloudera, Inc. Series F	2/5/14	$1,019,782
Cloudflare, Inc. Series D 0.08%	11/5/14 - 6/24/15	$1,533,709
Delphix Corp. Series D	7/10/15	$1,843,875
Dropbox, Inc. Series C	1/30/14	$7,540,008
Magic Leap, Inc. Series B, 8.00%	10/17/14	$19,369,901
Magic Leap, Inc. Series C	12/23/15	$352,082
Mulberry Health, Inc. Series A8	1/20/16	$2,829,335
Oportun Finance Corp. Series H	2/6/15	$6,756,617
Pinterest, Inc. Series E, 8.00%	10/23/13	$7,538,571
Pinterest, Inc. Series F, 8.00%	5/15/14	$7,211,381
Pinterest, Inc. Series G, 8.00%	2/27/15	$2,651,490
Snap, Inc. Series F	2/12/16	$1,549,824
Space Exploration Technologies Corp. Class A	10/16/15	$975,351
Space Exploration Technologies Corp. Series G	1/20/15	$2,483,832
SurveyMonkey	12/15/14	$7,534,725
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$4,110,027
WeWork Companies, Inc. Class A	6/23/15	$1,184,189
WeWork Companies, Inc. Series E	6/23/15	$10,657,799
WeWork Companies, Inc. Series F	12/1/16	$756,146

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$567,748
Fidelity Securities Lending Cash Central Fund	2,157,895
Total	$2,725,643

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,092,433,772	$1,079,521,352	$5,271,168	$7,641,252
Consumer Staples	280,078,161	276,766,961	--	3,311,200
Energy	193,195,463	190,891,773	2,303,690	--
Financials	635,549,718	626,389,973	--	9,159,745
Health Care	548,926,197	545,827,261	--	3,098,936
Industrials	323,762,658	318,836,570	234,212	4,691,876
Information Technology	2,259,497,763	2,123,340,500	19,221,985	116,935,278
Materials	175,484,382	175,484,382	--	--
Real Estate	20,846,504	2,018,488	--	18,828,016
Telecommunication Services	25,702,007	21,385,784	3,639,573	676,650
Bank Loan Obligations	2,597,637	--	2,597,637	--
Money Market Funds	315,211,904	315,211,904	--	--
Total Investments in Securities:	$5,873,286,166	$5,675,674,948	$33,268,265	$164,342,953

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$160,356,921
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(24,640,282)
Cost of Purchases	3,099,648
Proceeds of Sales	(21,881,009)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$116,935,278
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$(23,822,170)
Equities - Other Investments in Securities
Beginning Balance	$53,499,864
Net Realized Gain (Loss) on Investment Securities	(1,498,010)
Net Unrealized Gain (Loss) on Investment Securities	1,905,135
Cost of Purchases	3,585,481
Proceeds of Sales	(10,084,795)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$47,407,675
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$333,664

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $102,603,273) — See accompanying schedule: Unaffiliated issuers (cost $3,708,771,887)	$5,558,074,262
Fidelity Central Funds (cost $315,184,732)	315,211,904
Total Investments (cost $4,023,956,619)		$5,873,286,166
Receivable for investments sold
Regular delivery		12,498,301
Delayed delivery		3,367
Receivable for fund shares sold		28,720
Dividends receivable		2,415,387
Interest receivable		16,699
Distributions receivable from Fidelity Central Funds		231,679
Prepaid expenses		11,411
Other receivables		13,439
Total assets		5,888,505,169
Liabilities
Payable for investments purchased	$5,281,534
Payable for fund shares redeemed	38,827,836
Accrued management fee	1,938,796
Other affiliated payables	388,790
Other payables and accrued expenses	118,152
Collateral on Securities Loaned	106,197,940
Total liabilities		152,753,048
Net Assets		$5,735,752,121
Net Assets consist of:
Paid in capital		$3,875,847,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,579,126
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,849,325,475
Net Assets		$5,735,752,121
Series Opportunistic Insights:
Net Asset Value, offering price and redemption price per share ($2,240,033,130 ÷ 152,440,357 shares)		$14.69
Class F:
Net Asset Value, offering price and redemption price per share ($3,495,718,991 ÷ 237,540,425 shares)		$14.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$45,950,819
Interest		207,141
Income from Fidelity Central Funds		2,725,643
Total income		48,883,603
Expenses
Management fee
Basic fee	$31,544,416
Performance adjustment	5,248,351
Transfer agent fees	3,619,471
Accounting and security lending fees	1,138,811
Custodian fees and expenses	208,430
Independent trustees' fees and expenses	24,925
Audit	110,313
Legal	18,220
Interest	363
Miscellaneous	47,842
Total expenses before reductions	41,961,142
Expense reductions	(130,598)	41,830,544
Net investment income (loss)		7,053,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	126,020,734
Fidelity Central Funds	9,547
Foreign currency transactions	6,342
Total net realized gain (loss)		126,036,623
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $185,616)	(51,926,648)
Assets and liabilities in foreign currencies	8,506
Total change in net unrealized appreciation (depreciation)		(51,918,142)
Net gain (loss)		74,118,481
Net increase (decrease) in net assets resulting from operations		$81,171,540

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,053,059	$7,155,735
Net realized gain (loss)	126,036,623	401,433,216
Change in net unrealized appreciation (depreciation)	(51,918,142)	34,248,318
Net increase (decrease) in net assets resulting from operations	81,171,540	442,837,269
Distributions to shareholders from net investment income	(7,171,425)	(7,466,635)
Distributions to shareholders from net realized gain	(147,965,723)	(387,204,857)
Total distributions	(155,137,148)	(394,671,492)
Share transactions - net increase (decrease)	(10,970,970)	(531,774,471)
Total increase (decrease) in net assets	(84,936,578)	(483,608,694)
Net Assets
Beginning of period	5,820,688,699	6,304,297,393
End of period	$5,735,752,121	$5,820,688,699
Other Information
Distributions in excess of net investment income end of period	$-	$(79,119)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Opportunistic Insights Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.89	$14.89	$13.98	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	–C	–C	(.01)	–C	–C,D
Net realized and unrealized gain (loss)	.19	1.04	1.48	4.11	.03
Total from investment operations	.19	1.04	1.47	4.11	.03
Distributions from net investment income	–C	–C	–	–	(.01)
Distributions from net realized gain	(.38)	(1.04)	(.56)	(.15)	–
Total distributions	(.39)E	(1.04)	(.56)	(.15)	(.01)
Net asset value, end of period	$14.69	$14.89	$14.89	$13.98	$10.02
Total ReturnF,G	1.33%	7.10%	10.47%	41.14%	.27%
Ratios to Average Net AssetsH,I
Expenses before reductions	.83%	.90%	.84%	.78%	1.00%J
Expenses net of fee waivers, if any	.83%	.90%	.84%	.78%	1.00%J
Expenses net of all reductions	.82%	.90%	.84%	.77%	1.00%J
Net investment income (loss)	.03%	.02%	(.04)%	(.04)%	.49%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$2,240,033	$2,329,415	$2,596,300	$2,594,672	$1,803,958
Portfolio turnover rateK	40%	35%	46%	52%	64%L

 A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .30%.

 E Total distributions of $.39 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.383 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Opportunistic Insights Fund Class F

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.91	$14.92	$13.98	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.03	.02	.02	–C,D
Net realized and unrealized gain (loss)	.19	1.03	1.49	4.11	.03
Total from investment operations	.22	1.06	1.51	4.13	.03
Distributions from net investment income	(.03)	(.03)	(.01)	(.02)	(.01)
Distributions from net realized gain	(.38)	(1.04)	(.56)	(.15)	–
Total distributions	(.41)	(1.07)	(.57)	(.17)	(.01)
Net asset value, end of period	$14.72	$14.91	$14.92	$13.98	$10.02
Total ReturnE,F	1.56%	7.20%	10.77%	41.33%	.28%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.74%	.67%	.60%	.80%I
Expenses net of fee waivers, if any	.67%	.74%	.67%	.60%	.80%I
Expenses net of all reductions	.66%	.74%	.67%	.58%	.80%I
Net investment income (loss)	.19%	.18%	.13%	.14%	.69%D,I
Supplemental Data
Net assets, end of period (000 omitted)	$3,495,719	$3,491,274	$3,707,997	$3,356,179	$1,899,398
Portfolio turnover rateJ	40%	35%	46%	52%	64%K

 A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Opportunistic Insights and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 164,342,953	Discounted cash flow	Discount rate	8.0% - 22.1% / 9.4%	Decrease
			Growth rate	2.0% - 3.0% / 2.7%	Increase
			Discount for lack of marketability	20.0% - 25.0% / 20.5%	Decrease
			Weighted average cost of capital (WACC)	10.7%	Decrease
		Market approach	Discount rate	3.0% - 50.0% / 22.1%	Decrease
			Transaction price	$4.62 - $105.00 / $53.89	Increase
			Discount for lack of marketability	15.0% - 25.0% / 18.9%	Decrease
			Premium rate	0.5% - 130.0% / 31.6%	Increase
		Market comparable	Price/Earnings multiple (P/E)	5.8 - 12.7 / 11.0	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 - 6.7 / 2.7	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	17.3	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.2	Increase
		Recovery value	Recovery value	0.2%	Increase
			Liquidity preference	$3.51 - $6.75 / $5.08	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,926,799,795
Gross unrealized depreciation	(88,820,369)
Net unrealized appreciation (depreciation) on securities	$1,837,979,426

Tax Cost	$4,035,306,740

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$21,929,247
Net unrealized appreciation (depreciation) on securities and other investments	$1,837,975,354

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$10,247,886	$ 7,466,635
Long-term Capital Gains	144,889,262	387,204,857
Total	$155,137,148	$ 394,671,492

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,224,135,629 and $2,511,883,457, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Opportunistic Insights as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Opportunistic Insights	$3,619,471.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $52,458 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$21,129,000.62%		$363

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,738 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,157,895. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $87,388 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $572.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $42,638.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Series Opportunistic Insights	$599,365	$592,822
Class F	6,572,060	6,873,813
Total	$7,171,425	$7,466,635
From net realized gain
Series Opportunistic Insights	$58,072,304	$155,338,758
Class F	89,893,419	231,866,099
Total	$147,965,723	$387,204,857

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Series Opportunistic Insights
Shares sold	13,833,020	12,498,233	$201,333,298	$193,435,314
Reinvestment of distributions	4,094,660	10,568,184	58,671,669	155,931,580
Shares redeemed	(21,930,662)	(40,931,210)	(319,402,166)	(636,899,967)
Net increase (decrease)	(4,002,982)	(17,864,793)	$(59,397,199)	$(287,533,073)
Class F
Shares sold	35,422,507	29,478,698	$516,456,216	$455,999,806
Reinvestment of distributions	6,698,176	16,159,991	96,465,479	238,739,912
Shares redeemed	(38,722,931)	(60,080,902)	(564,495,466)	(938,981,116)
Net increase (decrease)	3,397,752	(14,442,213)	$48,426,229	$(244,241,398)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Opportunistic Insights Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Series Opportunistic Insights	.71%
Actual		$1,000.00	$1,027.90	$3.62
Hypothetical-C		$1,000.00	$1,021.57	$3.61
Class F	.56%
Actual		$1,000.00	$1,029.50	$2.86
Hypothetical-C		$1,000.00	$1,022.32	$2.85

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Opportunistic Insights Fund	02/13/17	02/10/17	$0.058
Class F	02/13/17	02/10/17	$0.058

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $126,161,776, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Opportunistic Insights Fund and Class F designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Series Opportunistic Insights Fund and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Series Opportunistic Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

O1T-ANN-0217
1.951052.104

Fidelity® Contrafund® Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	3.36%	13.46%	7.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,354	Fidelity® Contrafund®
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager William Danoff:  For the year, the fund’s share classes gained about 3%, trailing the 11.96% advance of the benchmark S&P 500 index. Versus the benchmark, security selection in the information technology sector was the biggest detractor. Fundamentals in technology were fine during the year, but the stocks of many leading tech companies lagged as valuations fell. These included salesforce.com and Alphabet, both sizable overweightings for the fund and our largest relative detractors in 2016. Cloud-computing firm salesforce.com gained market share in enterprise sales, grew sales and increased earnings per share over the past 12 months, but its share price returned roughly -13%. Alphabet, the fund’s largest holding (combining its Class A and Class C shares) and the leader in web search and machine learning, increased both sales and earnings, but its stock rose only 2%. It also hurt to hold a non-benchmark stake in Teva Pharmaceutical Industries, a maker of generic drugs, which saw its shares return -43% amid heightened competition. Conversely, our two biggest contributors were Berkshire Hathaway and UnitedHealth Group. Berkshire’s shares benefited from the post-election rally in financials – the company's primary business is insurance. UnitedHealth is a provider of health care services and managed care. The firm’s earnings per share rose 25% the past four quarters, and the stock gained roughly 38%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	5.8	5.7
Berkshire Hathaway, Inc. Class A	5.4	4.8
Amazon.com, Inc.	4.1	3.6
Alphabet, Inc. Class A	3.7	3.2
Alphabet, Inc. Class C	3.2	2.9
Apple, Inc.	3.0	2.1
Wells Fargo & Co.	2.6	2.6
UnitedHealth Group, Inc.	2.6	2.2
Microsoft Corp.	2.6	1.4
Visa, Inc. Class A	2.3	2.2
	35.3

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.0	31.1
Consumer Discretionary	18.5	20.4
Financials	16.2	14.4
Health Care	9.9	13.2
Industrials	6.5	6.6

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	98.1%
Convertible Securities	1.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 7.9%

As of June 30, 2016*
Stocks	96.8%
Convertible Securities	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 9.8%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.4%
Automobiles - 1.7%
BYD Co. Ltd. (H Shares)	1,754,500	$9,197
Fuji Heavy Industries Ltd.	538,300	21,979
General Motors Co.	6,849,933	238,652
Harley-Davidson, Inc.	303,900	17,730
Mahindra & Mahindra Ltd.	4,327,351	75,442
Maruti Suzuki India Ltd.	1,533,074	120,011
Tesla Motors, Inc. (a)(b)	5,690,382	1,215,978
		1,698,989
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	355,803	24,913
Weight Watchers International, Inc. (a)	2,346,800	26,871
		51,784
Hotels, Restaurants & Leisure - 2.5%
ARAMARK Holdings Corp.	3,184,233	113,741
Chipotle Mexican Grill, Inc. (a)(b)	507,477	191,481
Churchill Downs, Inc.	75,800	11,404
Compass Group PLC	1,087,400	20,097
Cracker Barrel Old Country Store, Inc. (b)	62,200	10,386
Darden Restaurants, Inc.	505,780	36,780
Domino's Pizza, Inc.	767,986	122,294
Hilton Worldwide Holdings, Inc.	396,900	10,796
Marriott International, Inc. Class A	3,627,604	299,930
Papa John's International, Inc.	112,250	9,606
Royal Caribbean Cruises Ltd.	1,040,321	85,348
Sodexo SA	106,500	12,242
Starbucks Corp.	27,437,898	1,523,352
Texas Roadhouse, Inc. Class A	244,800	11,809
U.S. Foods Holding Corp.	444,100	12,204
Vail Resorts, Inc.	340,893	54,989
		2,526,459
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	969,368	193,563
Internet & Direct Marketing Retail - 6.3%
Amazon.com, Inc. (a)	5,538,915	4,153,466
ASOS PLC (a)	175,973	10,765
Netflix, Inc. (a)	9,077,896	1,123,844
Priceline Group, Inc. (a)	755,096	1,107,016
Start Today Co. Ltd.	622,500	10,754
Takeaway.com Holding BV (c)	860,700	21,291
TripAdvisor, Inc. (a)	264,078	12,245
		6,439,381
Media - 2.5%
CBS Corp. Class B	155,541	9,896
Charter Communications, Inc. Class A (a)	1,954,802	562,827
DISH Network Corp. Class A (a)	272,100	15,763
Interpublic Group of Companies, Inc.	2,827,984	66,203
Liberty Broadband Corp.:
Class A (a)	691,131	50,079
Class C (a)	1,045,849	77,466
Liberty Global PLC:
Class A (a)	811,885	24,836
LiLAC Class A (a)	536,578	11,783
LiLAC Class C (a)	211,963	4,487
Liberty Media Corp.:
Liberty Media Class C (a)(d)	1,996,745	62,558
Liberty SiriusXM Class A (a)(d)	333,200	11,502
Liberty SiriusXM Class C (a)(d)	5,331,335	180,839
Megacable Holdings S.A.B. de CV unit	175,374	587
Naspers Ltd. Class N	437,000	63,798
Omnicom Group, Inc.	1,038,450	88,382
Sirius XM Holdings, Inc. (b)	19,300,150	85,886
The Walt Disney Co.	12,237,177	1,275,359
Weinstein Co. Holdings LLC Class A-1 unit (a)(e)(f)	41,234	2,991
		2,595,242
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,655,500	127,771
Dollarama, Inc.	141,144	10,342
Ollie's Bargain Outlet Holdings, Inc. (a)	2,477,798	70,493
		208,606
Specialty Retail - 3.4%
AutoZone, Inc. (a)	219,993	173,748
Best Buy Co., Inc.	1,387,300	59,196
Home Depot, Inc.	5,218,533	699,701
Inditex SA	283,042	9,662
Nitori Holdings Co. Ltd.	437,700	50,034
O'Reilly Automotive, Inc. (a)	2,359,498	656,908
Ross Stores, Inc.	1,955,153	128,258
TJX Companies, Inc.	21,748,234	1,633,945
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	183,412	46,759
Urban Outfitters, Inc. (a)	302,552	8,617
		3,466,828
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	1,271,704	201,000
Coach, Inc.	6,344,700	222,191
NIKE, Inc. Class B	21,671,018	1,101,538
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	404,233	11,743
Class C (non-vtg.)	1,870,015	47,068
		1,583,540

TOTAL CONSUMER DISCRETIONARY		18,764,392

CONSUMER STAPLES - 4.0%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)(b)	176,858	30,039
Constellation Brands, Inc. Class A (sub. vtg.)	241,349	37,001
Kweichow Moutai Co. Ltd. (A Shares)	580,700	27,940
PepsiCo, Inc.	686,800	71,860
The Coca-Cola Co.	4,802,100	199,095
		365,935
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,787,954	81,071
Costco Wholesale Corp.	2,596,070	415,657
Sysco Corp.	3,221,600	178,380
		675,108
Food Products - 0.6%
Associated British Foods PLC	4,564,088	154,400
Mondelez International, Inc.	3,849,141	170,632
The Kraft Heinz Co.	3,081,937	269,115
		594,147
Household Products - 1.6%
Colgate-Palmolive Co.	23,893,563	1,563,595
Spectrum Brands Holdings, Inc.	310,071	37,931
		1,601,526
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	10,595,561	810,454
L'Oreal SA	243,658	44,475
		854,929

TOTAL CONSUMER STAPLES		4,091,645

ENERGY - 3.1%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	2,749,984	230,861
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.	1,675,600	116,840
Birchcliff Energy Ltd. (a)(d)	22,182,784	154,808
Birchcliff Energy Ltd. (a)(c)(d)	686,127	4,788
Canadian Natural Resources Ltd.	6,000,500	191,235
Centennial Resource Development, Inc.:
Class A (a)(b)	6,076,591	119,830
Class A (f)	2,340,926	41,547
Class A (f)	5,188,000	102,307
Cimarex Energy Co.	218,900	29,749
Concho Resources, Inc. (a)	1,253,200	166,174
Continental Resources, Inc. (a)	4,580,220	236,065
Diamondback Energy, Inc. (a)	3,515,095	355,236
Encana Corp.	6,356,100	74,608
EOG Resources, Inc.	8,702,795	879,853
Extraction Oil & Gas, Inc.	1,129,351	22,632
Growmax Resources Corp. (a)(c)	3,560,563	411
PDC Energy, Inc. (a)	716,400	51,996
Peyto Exploration & Development Corp. (b)	399,700	9,886
Pioneer Natural Resources Co.	1,544,036	278,035
PrairieSky Royalty Ltd. (b)	1,440,306	34,263
		2,870,263

TOTAL ENERGY		3,101,124

FINANCIALS - 16.2%
Banks - 7.9%
Bank of America Corp.	23,103,979	510,598
Bank of Ireland (a)	1,082,869,241	267,872
Capitec Bank Holdings Ltd.	449,100	22,727
Citigroup, Inc.	27,219,746	1,617,670
Citizens Financial Group, Inc.	333,800	11,893
HDFC Bank Ltd. sponsored ADR	6,679,429	405,308
JPMorgan Chase & Co.	14,658,465	1,264,879
Kotak Mahindra Bank Ltd.	7,164,214	75,875
M&T Bank Corp.	1,311,062	205,089
Metro Bank PLC (b)(d)	6,158,471	221,999
PNC Financial Services Group, Inc.	1,445,400	169,054
PT Bank Central Asia Tbk	19,554,700	22,498
U.S. Bancorp	13,284,943	682,448
Wells Fargo & Co.	48,273,338	2,660,344
		8,138,254
Capital Markets - 1.3%
BlackRock, Inc. Class A	728,529	277,234
CBOE Holdings, Inc.	459,300	33,938
Charles Schwab Corp.	1,691,300	66,756
CME Group, Inc.	559,400	64,527
Goldman Sachs Group, Inc.	334,700	80,144
IntercontinentalExchange, Inc.	1,778,110	100,321
MarketAxess Holdings, Inc.	174,800	25,682
Morgan Stanley	4,305,800	181,920
MSCI, Inc.	1,415,394	111,505
Oaktree Capital Group LLC Class A	2,399,772	89,991
S&P Global, Inc.	2,492,994	268,097
		1,300,115
Consumer Finance - 0.1%
Capital One Financial Corp.	1,014,100	88,470
Diversified Financial Services - 5.4%
Berkshire Hathaway, Inc. Class A (a)	22,593	5,515,426
Insurance - 1.5%
Admiral Group PLC	2,813,388	63,346
AIA Group Ltd.	22,191,200	124,312
Chubb Ltd.	7,653,390	1,011,166
Direct Line Insurance Group PLC	11,457,673	52,161
Fairfax Financial Holdings Ltd. (sub. vtg.)	188,732	91,158
Marsh & McLennan Companies, Inc.	2,487,895	168,157
		1,510,300

TOTAL FINANCIALS		16,552,565

HEALTH CARE - 9.7%
Biotechnology - 1.8%
Acceleron Pharma, Inc. (a)	243,757	6,221
Agios Pharmaceuticals, Inc. (a)	1,280,787	53,447
Amgen, Inc.	1,342,800	196,331
Biogen, Inc. (a)	811,833	230,220
Celgene Corp. (a)	716,365	82,919
Five Prime Therapeutics, Inc. (a)	172,840	8,661
Genmab A/S (a)	692,126	114,954
Gilead Sciences, Inc.	7,438,435	532,666
Intrexon Corp. (a)(b)	3,012,714	73,209
NantKwest, Inc. (a)(b)	1,063,849	6,085
Neurocrine Biosciences, Inc. (a)	2,836,906	109,788
Opko Health, Inc. (a)(b)	4,692,715	43,642
OvaScience, Inc. (a)	1,220,624	1,868
Regeneron Pharmaceuticals, Inc. (a)	727,984	267,236
TESARO, Inc. (a)	862,500	115,989
		1,843,236
Health Care Equipment & Supplies - 2.5%
Baxter International, Inc.	935,700	41,489
Becton, Dickinson & Co.	1,186,646	196,449
Boston Scientific Corp. (a)	38,296,558	828,355
C.R. Bard, Inc.	250,557	56,290
Danaher Corp.	4,538,351	353,265
DexCom, Inc. (a)	2,802,189	167,291
Edwards Lifesciences Corp. (a)	2,992,915	280,436
Intuitive Surgical, Inc. (a)	321,883	204,129
Medtronic PLC	2,138,547	152,329
Nevro Corp. (a)(b)	1,105,291	80,310
Penumbra, Inc. (a)	415,489	26,508
Stryker Corp.	1,406,888	168,559
		2,555,410
Health Care Providers & Services - 3.2%
Aetna, Inc.	88,900	11,024
HealthEquity, Inc. (a)	302,800	12,269
Henry Schein, Inc. (a)	3,522,330	534,373
Humana, Inc.	271,400	55,374
UnitedHealth Group, Inc.	16,520,724	2,643,977
		3,257,017
Health Care Technology - 0.0%
Cerner Corp. (a)	414,368	19,629
Medidata Solutions, Inc. (a)	531,058	26,378
NantHealth, Inc.	9,169	91
		46,098
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	49,091	20,929
ICON PLC (a)	275,800	20,740
Mettler-Toledo International, Inc. (a)(d)	1,804,266	755,194
PRA Health Sciences, Inc. (a)	382,900	21,105
Thermo Fisher Scientific, Inc.	812,813	114,688
Waters Corp. (a)	1,092,121	146,770
		1,079,426
Pharmaceuticals - 1.1%
Bristol-Myers Squibb Co.	11,004,731	643,116
Dermira, Inc. (a)	930,100	28,210
H Lundbeck A/S (a)	613,800	24,969
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,656,600	10,853
Johnson & Johnson	2,064,944	237,902
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,298,615	155,825
WAVE Life Sciences (a)	5,697	149
		1,101,024

TOTAL HEALTH CARE		9,882,211

INDUSTRIALS - 6.3%
Aerospace & Defense - 1.1%
General Dynamics Corp.	1,457,349	251,626
L-3 Communications Holdings, Inc.	285,000	43,351
Northrop Grumman Corp.	1,617,644	376,232
Raytheon Co.	1,168,400	165,913
Saab AB (B Shares)	361,200	13,500
Space Exploration Technologies Corp. Class A (a)(f)	200,313	21,844
The Boeing Co.	514,100	80,035
TransDigm Group, Inc.	673,222	167,605
		1,120,106
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	471,336	34,530
Expeditors International of Washington, Inc.	215,900	11,434
FedEx Corp.	1,869,286	348,061
XPO Logistics, Inc. (a)(b)	977,589	42,193
		436,218
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	5,556,202	462,609
Southwest Airlines Co.	11,546,105	575,458
		1,038,067
Building Products - 0.6%
A.O. Smith Corp.	1,250,770	59,224
Fortune Brands Home & Security, Inc.	2,640,929	141,184
Masco Corp.	11,366,056	359,395
Toto Ltd.	2,220,400	87,866
		647,669
Commercial Services & Supplies - 0.1%
Cintas Corp.	611,700	70,688
Copart, Inc. (a)	490,936	27,203
		97,891
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	277,889	15,840
Electrical Equipment - 0.5%
Acuity Brands, Inc.	946,907	218,603
Eaton Corp. PLC	712,700	47,815
Fortive Corp.	4,516,425	242,216
		508,634
Industrial Conglomerates - 0.8%
3M Co.	4,559,223	814,140
Machinery - 0.6%
Deere & Co.	311,000	32,045
Illinois Tool Works, Inc.	1,866,300	228,547
Ingersoll-Rand PLC	1,397,300	104,853
PACCAR, Inc.	2,217,290	141,685
Rational AG	41,449	18,500
Snap-On, Inc.	172,199	29,493
Xylem, Inc.	1,254,500	62,123
		617,246
Professional Services - 0.6%
Equifax, Inc.	3,545,407	419,173
IHS Markit Ltd. (a)	1,547,590	54,800
Recruit Holdings Co. Ltd.	267,000	10,714
RELX PLC	584,500	10,438
TransUnion Holding Co., Inc. (a)	3,197,247	98,891
		594,016
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	881,440	125,758
J.B. Hunt Transport Services, Inc.	572,800	55,602
		181,360
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
Class A (c)	1,483,964	50,944
Class A	234,330	8,045
HD Supply Holdings, Inc. (a)	6,865,933	291,871
Univar, Inc. (a)	1,073,982	30,469
		381,329

TOTAL INDUSTRIALS		6,452,516

INFORMATION TECHNOLOGY - 37.1%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)(b)	1,582,610	153,149
F5 Networks, Inc. (a)	241,100	34,892
Harris Corp.	226,800	23,240
Motorola Solutions, Inc.	676,215	56,051
		267,332
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A (d)	24,058,718	1,616,746
CDW Corp.	3,007,811	156,677
IPG Photonics Corp. (a)	1,088,896	107,485
		1,880,908
Internet Software & Services - 13.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,553,581	136,420
Alphabet, Inc.:
Class A (a)	4,706,317	3,729,521
Class C (a)	4,263,325	3,290,520
Apptio, Inc. Class A	160,300	2,970
Dropbox, Inc. (a)(f)	5,464,028	63,055
eBay, Inc. (a)	407,760	12,106
Facebook, Inc. Class A (a)	51,743,084	5,953,033
LogMeIn, Inc.	824,502	79,606
MercadoLibre, Inc.	153,100	23,905
Nutanix, Inc. Class B	3,060,752	77,229
Rightmove PLC	948,053	45,602
Shopify, Inc. Class A (a)	339,000	14,533
Tencent Holdings Ltd.	10,033,900	243,293
Twilio, Inc. Class A	2,927,114	84,447
		13,756,240
IT Services - 5.4%
Accenture PLC Class A	3,860,669	452,200
ASAC II LP (a)(f)	39,494,500	6,635
Computer Sciences Corp.	1,489,570	88,510
CSRA, Inc.	2,682,000	85,395
Fiserv, Inc. (a)	3,389,165	360,200
Global Payments, Inc.	30,754	2,135
Leidos Holdings, Inc.	222,500	11,379
MasterCard, Inc. Class A	13,086,559	1,351,187
PayPal Holdings, Inc. (a)	20,932,587	826,209
Vantiv, Inc. (a)	576,375	34,363
Visa, Inc. Class A	29,498,197	2,301,449
		5,519,662
Semiconductors & Semiconductor Equipment - 3.6%
Acacia Communications, Inc. (b)	624,317	38,552
Analog Devices, Inc.	323,900	23,522
Applied Materials, Inc.	12,479,200	402,704
Broadcom Ltd.	5,033,988	889,858
KLA-Tencor Corp.	317,988	25,019
Lam Research Corp.	5,502,475	581,777
NVIDIA Corp.	4,166,632	444,746
Qualcomm, Inc.	11,732,987	764,991
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	10,712,805	307,993
Texas Instruments, Inc.	2,821,500	205,885
		3,685,047
Software - 9.4%
Activision Blizzard, Inc. (d)	39,199,802	1,415,505
Adobe Systems, Inc. (a)	12,938,334	1,332,001
Autodesk, Inc. (a)	819,860	60,678
CDK Global, Inc.	1,162,360	69,381
Citrix Systems, Inc. (a)	2,419,200	216,059
Electronic Arts, Inc. (a)	7,938,294	625,220
Gigamon, Inc. (a)	467,671	21,302
Intuit, Inc.	1,039,971	119,191
Microsoft Corp.	42,494,023	2,640,579
Nintendo Co. Ltd.	150,000	31,181
Paycom Software, Inc. (a)	1,446,570	65,804
RealPage, Inc. (a)	2,885,235	86,557
Red Hat, Inc. (a)	268,200	18,694
Salesforce.com, Inc. (a)	27,644,436	1,892,538
ServiceNow, Inc.(a)	365,800	27,194
Snap, Inc.	1,875,642	28,810
Symantec Corp.	4,821,550	115,187
Trion World, Inc. (a)(f)	4,607,810	415
Trion World, Inc.:
warrants 8/10/17 (a)(f)	124,589	0
warrants 10/3/18 (a)(f)	183,516	0
Ultimate Software Group, Inc. (a)(d)	1,872,825	341,510
VMware, Inc. Class A (a)(b)	271,100	21,344
Workday, Inc. Class A (a)	6,521,020	430,974
		9,560,124
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	26,108,334	3,023,867
Samsung Electronics Co. Ltd.	97,142	144,998
		3,168,865

TOTAL INFORMATION TECHNOLOGY		37,838,178

MATERIALS - 2.9%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	2,585,799	371,890
Celanese Corp. Class A	258,300	20,339
E.I. du Pont de Nemours & Co.	2,961,300	217,359
FMC Corp.	890,800	50,384
LyondellBasell Industries NV Class A	349,200	29,954
Monsanto Co.	227,807	23,968
PPG Industries, Inc.	2,567,633	243,309
Sherwin-Williams Co.	1,408,964	378,645
The Chemours Co. LLC	1,933,887	42,720
The Dow Chemical Co.	182,100	10,420
Westlake Chemical Corp.	175,949	9,851
		1,398,839
Construction Materials - 0.4%
Eagle Materials, Inc.	579,100	57,059
Martin Marietta Materials, Inc.	1,344,958	297,949
Vulcan Materials Co.	923,600	115,589
		470,597
Containers & Packaging - 0.2%
Ball Corp.	1,993,818	149,676
WestRock Co.	611,300	31,036
		180,712
Metals & Mining - 0.9%
B2Gold Corp. (a)(d)	56,160,926	133,433
Fortescue Metals Group Ltd.	7,882,539	33,505
Franco-Nevada Corp. (b)	4,555,533	272,385
Ivanhoe Mines Ltd. (a)(d)	44,902,208	84,945
Ivanhoe Mines Ltd. (a)(c)(d)	15,466,509	29,259
Newcrest Mining Ltd.	10,235,051	149,569
Novagold Resources, Inc. (a)	7,580,726	34,667
Nucor Corp.	1,415,300	84,239
Steel Dynamics, Inc.	1,934,200	68,819
Teck Resources Ltd. Class B (sub. vtg.)	1,383,500	27,688
		918,509

TOTAL MATERIALS		2,968,657

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	670,773	70,887
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(f)	644,857	32,367

TOTAL REAL ESTATE		103,254

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	989,900	65,506
T-Mobile U.S., Inc. (a)	6,545,657	376,441
		441,947
TOTAL COMMON STOCKS
(Cost $57,924,714)		100,196,489

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(f)	578,817	60,776
Series E (a)(f)	388,853	40,830
Handy Technologies, Inc. Series C (a)(f)	3,537,042	13,443
		115,049
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(f)	4,329,591	59,705
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (a)(f)	664,987	5,898
Intarcia Therapeutics, Inc. Series CC (a)(f)	2,100,446	126,027
		131,925
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (f)	35,877,127	10,944
Mulberry Health, Inc. Series A8 (f)	7,960,894	51,985
		62,929

TOTAL HEALTH CARE		194,854

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(f)	558,215	60,873
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.8%
Dropbox, Inc.:
Series A (a)(f)	1,260,898	14,551
Series C (a)(f)	698,385	8,059
Pinterest, Inc.:
Series E, 8.00% (a)(f)	54,841,080	454,084
Series F, 8.00% (a)(f)	3,455,720	28,613
Series G, 8.00% (a)(f)	4,301,275	35,615
Uber Technologies, Inc. Series D, 8.00% (a)(f)	4,868,916	237,468
		778,390
Software - 0.1%
Cloudera, Inc. Series F (a)(f)	1,316,883	34,246
Cloudflare, Inc. Series D 0.08% (a)(f)	4,303,714	20,357
Delphix Corp. Series D (a)(f)	3,712,687	16,893
Snap, Inc. Series F (a)(f)	1,875,642	28,810
		100,306

TOTAL INFORMATION TECHNOLOGY		878,696

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(f)	5,803,713	291,301
Series F (f)	269,484	13,526
		304,827
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(f)	2,538,649	11,729
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $928,087)		1,625,733
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 12% 10/10/19 pay-in-kind(f)(g)
(Cost $1,738)	$1,741	765

Bank Loan Obligations - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Multiline Retail - 0.0%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (g)	21,801	21,883
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B 2LN, term loan 4.75% 7/1/22 (g)	24,631	24,908
TOTAL BANK LOAN OBLIGATIONS
(Cost $46,200)		46,791
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (h)	204,282,440	204,323
Fidelity Securities Lending Cash Central Fund 0.65% (h)(i)	630,195,832	630,259
TOTAL MONEY MARKET FUNDS
(Cost $834,550)		834,582
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $59,735,289)		102,704,360
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(639,219)
NET ASSETS - 100%		$102,065,141

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,693,000 or 0.1% of net assets.

 (d) Affiliated company

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,897,659,000 or 1.9% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$7,200
Airbnb, Inc. Series D	4/16/14	$23,565
Airbnb, Inc. Series E	6/29/15	$36,200
Altiostar Networks, Inc. Series D	1/7/15	$31,200
ASAC II LP	10/10/13	$3,041
Blue Apron, Inc. Series D	5/18/15	$57,700
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$85,917
Cloudera, Inc. Series F	2/5/14	$19,174
Cloudflare, Inc. Series D 0.08%	11/5/14 - 6/24/15	$26,827
Delphix Corp. Series D	7/10/15	$33,414
Dropbox, Inc.	5/2/12	$49,445
Dropbox, Inc. Series A	5/29/12	$11,410
Dropbox, Inc. Series C	1/30/14	$13,340
Get Heal, Inc. Series B	11/7/16	$10,944
Handy Technologies, Inc. Series C	10/14/15	$20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Mulberry Health, Inc. Series A8	1/20/16	$53,774
Pinterest, Inc. Series E, 8.00%	10/23/13	$159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$30,879
Snap, Inc. Series F	2/12/16	$28,630
Space Exploration Technologies Corp. Class A	10/16/15	$17,828
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Trion World, Inc.	8/22/08 - 3/20/13	$25,151
Trion World, Inc. warrants 8/10/17	8/10/10	$0
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 12% 10/10/19 pay-in-kind	10/10/13 - 10/10/16	$1,738
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$75,532
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$41,234
WeWork Companies, Inc. Class A	6/23/15	$21,209
WeWork Companies, Inc. Series E	6/23/15	$190,882
WeWork Companies, Inc. Series F	12/1/16	$13,526

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$10,918
Fidelity Securities Lending Cash Central Fund	19,889
Total	$30,807

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Activision Blizzard, Inc.	$215,163	$173,662	$38,312	$1,439	$1,415,505
Air Lease Corp. Class A	51,263	--	1,562	341	--
Air Lease Corp. Class A	187,246	--	150,100	545	--
Amphenol Corp. Class A	1,394,816	46,775	175,707	14,039	1,616,746
B2Gold Corp.	57,677	2,023	3,933	--	133,433
Birchcliff Energy Ltd.	16,025	10,999	3,813	--	154,808
Birchcliff Energy Ltd.	2,003	--	--	--	4,788
Chipotle Mexican Grill, Inc.	934,389	31,763	648,188	--	--
Ivanhoe Mines Ltd.	4,308	55,770	28,917	--	84,945
Ivanhoe Mines Ltd.	7,027	--	740	--	29,259
Liberty Media Corp. Liberty Media Class C	--	24,978	1,222	--	62,558
Liberty Media Corp. Liberty SiriusXM Class A	--	12,118	282	--	11,502
Liberty Media Corp. Liberty SiriusXM Class C	--	21,315	4,627	--	180,839
LINE Corp. ADR	--	19,802	20,541	--	--
Metro Bank PLC	--	863,678	5,956	--	221,999
Metro Bank PLC Class A	81,353	45,687	--	--	--
Mettler-Toledo International, Inc.	555,432	85,010	22,566	--	755,194
Ollie's Bargain Outlet Holdings, Inc.	41	69,293	20,451	--	--
Ultimate Software Group, Inc.	291,863	88,417	10,938	--	341,510
Total	$3,798,606	$1,551,290	$1,137,855	$16,364	$5,013,086

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$18,879,441	$18,668,309	$93,092	$118,040
Consumer Staples	4,151,350	4,091,645	--	59,705
Energy	3,101,124	3,059,577	41,547	--
Financials	16,552,565	16,428,253	124,312	--
Health Care	10,077,065	9,882,211	--	194,854
Industrials	6,513,389	6,430,672	--	82,717
Information Technology	38,716,874	37,387,560	351,703	977,611
Materials	2,968,657	2,968,657	--	--
Real Estate	408,081	70,887	--	337,194
Telecommunication Services	453,676	376,441	65,506	11,729
Corporate Bonds	765	--	--	765
Bank Loan Obligations	46,791	--	46,791	--
Money Market Funds	834,582	834,582	--	--
Total Investments in Securities:	$102,704,360	$100,198,794	$722,951	$1,782,615

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$2,047,464
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(661,361)
Cost of Purchases	82,770
Proceeds of Sales	(491,262)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$977,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$(668,702)
Other Investments in Securities
Beginning Balance	$928,809
Net Realized Gain (Loss) on Investment Securities	(427)
Net Unrealized Gain (Loss) on Investment Securities	60,841
Cost of Purchases	124,183
Proceeds of Sales	(308,402)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$805,004
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$61,585

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $600,750) — See accompanying schedule: Unaffiliated issuers (cost $56,449,382)	$96,856,692
Fidelity Central Funds (cost $834,550)	834,582
Other affiliated issuers (cost $2,451,357)	5,013,086
Total Investments (cost $59,735,289)		$102,704,360
Receivable for investments sold
Regular delivery		726,259
Delayed delivery		62
Receivable for fund shares sold		76,986
Dividends receivable		55,189
Interest receivable		348
Distributions receivable from Fidelity Central Funds		1,242
Prepaid expenses		283
Other receivables		21,750
Total assets		103,586,479
Liabilities
Payable to custodian bank	$1
Payable for investments purchased	103,163
Payable for fund shares redeemed	740,631
Accrued management fee	32,773
Other affiliated payables	10,439
Other payables and accrued expenses	4,182
Collateral on Securities Loaned	630,149
Total liabilities		1,521,338
Net Assets		$102,065,141
Net Assets consist of:
Paid in capital		$58,748,655
Undistributed net investment income		11,928
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		335,540
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,969,018
Net Assets		$102,065,141
Contrafund:
Net Asset Value, offering price and redemption price per share ($73,034,605 ÷ 741,824 shares)		$98.45
Class K:
Net Asset Value, offering price and redemption price per share ($29,030,536 ÷ 295,097 shares)		$98.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Dividends (including $16,364 earned from other affiliated issuers)		$988,234
Interest		4,904
Income from Fidelity Central Funds		30,807
Total income		1,023,945
Expenses
Management fee
Basic fee	$579,704
Performance adjustment	(22,780)
Transfer agent fees	123,726
Accounting and security lending fees	3,651
Custodian fees and expenses	1,567
Independent trustees' fees and expenses	460
Depreciation in deferred trustee compensation account	(1)
Registration fees	520
Audit	280
Legal	275
Interest	9
Miscellaneous	798
Total expenses before reductions	688,209
Expense reductions	(2,444)	685,765
Net investment income (loss)		338,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,406,189
Fidelity Central Funds	278
Other affiliated issuers	341,757
Foreign currency transactions	906
Total net realized gain (loss)		5,749,130
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,528,631)
Assets and liabilities in foreign currencies	135
Total change in net unrealized appreciation (depreciation)		(2,528,496)
Net gain (loss)		3,220,634
Net increase (decrease) in net assets resulting from operations		$3,558,814

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$338,180	$396,292
Net realized gain (loss)	5,749,130	7,845,998
Change in net unrealized appreciation (depreciation)	(2,528,496)	(1,344,828)
Net increase (decrease) in net assets resulting from operations	3,558,814	6,897,462
Distributions to shareholders from net investment income	(330,490)	(359,493)
Distributions to shareholders from net realized gain	(3,609,095)	(5,311,883)
Total distributions	(3,939,585)	(5,671,376)
Share transactions - net increase (decrease)	(6,837,671)	(1,478,787)
Total increase (decrease) in net assets	(7,218,442)	(252,701)
Net Assets
Beginning of period	109,283,583	109,536,284
End of period	$102,065,141	$109,283,583
Other Information
Undistributed net investment income end of period	$11,928	$11,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Contrafund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$98.92	$97.97	$96.14	$77.57	$67.45
Income from Investment Operations
Net investment income (loss)A	.29	.33	.30	.33	.30
Net realized and unrealized gain (loss)	2.99	5.89	8.67	25.70	10.66
Total from investment operations	3.28	6.22	8.97	26.03	10.96
Distributions from net investment income	(.29)	(.31)	(.25)	(.13)	(.19)B
Distributions from net realized gain	(3.46)	(4.96)	(6.89)	(7.33)	(.65)B
Total distributions	(3.75)	(5.27)	(7.14)	(7.46)	(.84)
Net asset value, end of period	$98.45	$98.92	$97.97	$96.14	$77.57
Total ReturnC	3.36%	6.46%	9.56%	34.15%	16.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.71%	.64%	.67%	.74%
Expenses net of fee waivers, if any	.68%	.71%	.64%	.67%	.74%
Expenses net of all reductions	.68%	.70%	.64%	.66%	.74%
Net investment income (loss)	.29%	.33%	.31%	.37%	.40%
Supplemental Data
Net assets, end of period (in millions)	$73,035	$77,724	$75,057	$74,962	$58,769
Portfolio turnover rateF	41%G	35%G	45%G	46%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Contrafund Class K

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$98.84	$97.90	$96.07	$77.51	$67.40
Income from Investment Operations
Net investment income (loss)A	.38	.43	.40	.42	.39
Net realized and unrealized gain (loss)	3.01	5.88	8.68	25.70	10.65
Total from investment operations	3.39	6.31	9.08	26.12	11.04
Distributions from net investment income	(.39)	(.41)	(.36)	(.23)	(.28)B
Distributions from net realized gain	(3.46)	(4.96)	(6.89)	(7.33)	(.65)B
Total distributions	(3.85)	(5.37)	(7.25)	(7.56)	(.93)
Net asset value, end of period	$98.38	$98.84	$97.90	$96.07	$77.51
Total ReturnC	3.48%	6.55%	9.68%	34.30%	16.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.58%	.61%	.54%	.56%	.63%
Expenses net of fee waivers, if any	.58%	.61%	.54%	.56%	.63%
Expenses net of all reductions	.58%	.61%	.54%	.56%	.62%
Net investment income (loss)	.39%	.43%	.41%	.48%	.51%
Supplemental Data
Net assets, end of period (in millions)	$29,031	$31,560	$34,479	$35,982	$25,644
Portfolio turnover rateF	41%G	35%G	45%G	46%	48%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$765	Recovery value	Recovery value	43.9%	Increase
Equities	$1,781,850	Discounted cash flow	Discount rate	8.0% - 22.1% / 9.9%	Decrease
			Growth rate	2.0% - 3.0% / 2.9%	Increase
			Discount for lack of marketability	20.0% - 25.0% / 20.7%	Decrease
			Weighted average cost of capital (WACC)	25.0%	Decrease
		Market Approach	Discount rate	3.0% - 50.0% / 10.4%	Decrease
			Transaction price	$0.31 - $105.00 / $55.02	Increase
			Discount for lack of marketability	15.0% - 30.0% / 17.7%	Decrease
			Premium rate	10.0% - 130.0% / 57.9%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 6.7 / 3.9	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	8.5	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.2	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
			Liquidity preference	$5.86 - $6.75 / $12.61	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$43,713,171
Gross unrealized depreciation	(1,073,781)
Net unrealized appreciation (depreciation) on securities	$42,639,390
Tax Cost	$60,064,970

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,596
Undistributed long-term capital gain	$665,221
Net unrealized appreciation (depreciation) on securities and other investments	$42,639,336

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$330,490	$ 359,493
Long-term Capital Gains	3,609,095	5,311,883
Total	$3,939,585	$ 5,671,376

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,991 in this Subsidiary, representing .00% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $41,593,047 and $44,902,346, respectively.

Redemptions In-Kind. During the period, 32,360 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $ 3,198,227. The net realized gain of $1,930,771 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 38,490 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,871,187. The Fund had a net realized gain of $2,307,282 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$109,459.15
Class K	14,267.05
	$ 123,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $986 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$44,368.71%		$9

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $272 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,051. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,889, including $604 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $790.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Contrafund	$214,155	$234,900
Class K	116,335	124,593
Total	$330,490	$359,493
From net realized gain
Contrafund	$2,569,613	$3,753,385
Class K	1,039,482	1,558,498
Total	$3,609,095	$5,311,883

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Contrafund
Shares sold	78,941	88,333	$7,647,980	$8,950,532
Reinvestment of distributions	27,050	38,937	2,642,747	3,803,760
Shares redeemed	(149,912)(a)	(107,615)(b)	(14,712,987)(a)	(10,887,026)(b)
Net increase (decrease)	(43,921)	19,655	$(4,422,260)	$1,867,266
Class K
Shares sold	52,783	62,375	$5,115,103	$6,324,048
Reinvestment of distributions	11,835	17,242	1,155,817	1,683,091
Shares redeemed	(88,812)(a)	(112,522)(b)	(8,686,331)(a)	(11,353,192)(b)
Net increase (decrease)	(24,194)	(32,905)	$(2,415,411)	$(3,346,053)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Contrafund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Contrafund	.62%
Actual		$1,000.00	$1,046.20	$3.19
Hypothetical-C		$1,000.00	$1,022.02	$3.15
Class K	.52%
Actual		$1,000.00	$1,046.70	$2.68
Hypothetical-C		$1,000.00	$1,022.52	$2.64

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Contrafund	02/13/2017	02/10/2017	$0.016	$0.660
Class K	02/13/2017	02/10/2017	$0.016	$0.660

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $3,847,236,280, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CON-ANN-0217
1.540009.119

Fidelity Advisor® Series Opportunistic Insights Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Fidelity Advisor® Series Opportunistic Insights Fund	1.45%	14.09%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Opportunistic Insights Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$17,105	Fidelity Advisor® Series Opportunistic Insights Fund
$17,249	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 1.45%, trailing the 12.74% advance of the benchmark Russell 3000® Index. Versus the benchmark, security selection in the information technology sector was the fund's biggest detractor. Fundamentals in technology were fine during the year, but the stocks of many leading tech companies lagged as valuations fell. These included salesforce.com and Alphabet, both sizable overweightings for the fund. Cloud-computing firm salesforce.com gained market share in enterprise sales, grew sales and increased earnings per share over the past 12 months, but its share price returned roughly -13%. Alphabet, a leader in web search and machine learning, increased both sales and earnings, but its stock rose only about 2%. In consumer discretionary, lower traffic to stores and restaurants hampered profits at footwear and apparel maker Nike and coffee giant Starbucks, both of which detracted this year. Conversely, our top relative contributor was our decision to avoid benchmark stock Allergan. Shares of the Ireland-headquartered drugmaker fell in April after federal regulators blocked its proposed merger with Pfizer. It also helped to overweight conglomerate Berkshire Hathaway, as shares benefited from the post-election rally in financials – the company's primary business is insurance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	7.9	7.9
Amazon.com, Inc.	7.7	7.3
Alphabet, Inc. Class A	3.8	3.5
Berkshire Hathaway, Inc. Class A	3.3	3.0
Alphabet, Inc. Class C	3.2	3.0
Salesforce.com, Inc.	3.1	3.6
Netflix, Inc.	2.9	2.2
Apple, Inc.	1.9	1.0
Visa, Inc. Class A	1.7	1.7
Priceline Group, Inc.	1.7	1.5
	37.2

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.4	34.1
Consumer Discretionary	23.3	25.1
Financials	10.3	9.2
Health Care	8.3	11.1
Industrials	6.3	6.1

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	96.3%
Convertible Securities	2.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 6.8%

As of June 30, 2016*
Stocks	96.2%
Convertible Securities	2.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 8.3%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CONSUMER DISCRETIONARY - 23.2%
Automobiles - 1.6%
BYD Co. Ltd. (H Shares)	14,000	$73,385
Fuji Heavy Industries Ltd.	4,400	179,652
General Motors Co.	65,700	2,288,988
Harley-Davidson, Inc.	2,400	140,016
Tesla Motors, Inc. (a)(b)	49,269	10,528,293
		13,210,334
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	3,000	210,060
Weight Watchers International, Inc. (a)	47,200	540,440
		750,500
Hotels, Restaurants & Leisure - 2.7%
ARAMARK Holdings Corp.	25,600	914,432
Chipotle Mexican Grill, Inc. (a)	4,529	1,708,882
Churchill Downs, Inc.	600	90,270
Chuy's Holdings, Inc. (a)	15,300	496,485
Compass Group PLC	8,500	157,093
Cracker Barrel Old Country Store, Inc.	500	83,490
Darden Restaurants, Inc.	4,916	357,492
Del Taco Restaurants, Inc. (a)	6,500	91,780
Domino's Pizza, Inc.	5,900	939,516
Hilton Worldwide Holdings, Inc.	3,200	87,040
Marriott International, Inc. Class A	31,700	2,620,956
Papa John's International, Inc.	1,100	94,138
Popeyes Louisiana Kitchen, Inc. (a)	7,700	465,696
Royal Caribbean Cruises Ltd.	8,716	715,061
Sodexo SA	800	91,960
Starbucks Corp.	237,620	13,192,662
Texas Roadhouse, Inc. Class A	1,800	86,832
U.S. Foods Holding Corp.	3,300	90,684
Vail Resorts, Inc.	3,500	564,585
		22,849,054
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	7,400	1,477,632
Internet & Direct Marketing Retail - 12.4%
Amazon.com, Inc. (a)	84,893	63,658,714
ASOS PLC (a)	1,400	85,647
Netflix, Inc. (a)	190,627	23,599,623
Priceline Group, Inc. (a)	9,300	13,634,358
Start Today Co. Ltd.	5,000	86,374
Takeaway.com Holding BV (c)	7,100	175,635
TripAdvisor, Inc. (a)	22,634	1,049,539
		102,289,890
Media - 1.9%
CBS Corp. Class B	1,659	105,546
Charter Communications, Inc. Class A (a)	16,385	4,717,569
DISH Network Corp. Class A (a)	1,700	98,481
Interpublic Group of Companies, Inc.	19,100	447,131
Liberty Broadband Corp.:
Class A (a)	12,525	907,562
Class C (a)	19,951	1,477,771
Liberty Global PLC:
Class A (a)	39,148	1,197,537
LiLAC Class A (a)	9,510	208,840
LiLAC Class C (a)	3,202	67,786
Liberty Media Corp.:
Liberty Media Class C (a)	29,656	929,122
Liberty SiriusXM Class A (a)	2,400	82,848
Liberty SiriusXM Class C (a)	84,204	2,856,200
Megacable Holdings S.A.B. de CV unit	3,600	12,054
Naspers Ltd. Class N	3,400	496,372
Omnicom Group, Inc.	8,800	748,968
Sirius XM Holdings, Inc. (b)	165,800	737,810
The Walt Disney Co.	5,700	594,054
		15,685,651
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	12,900	995,622
Dollarama, Inc.	500	36,637
Next PLC	13,400	822,901
Ollie's Bargain Outlet Holdings, Inc. (a)	88,200	2,509,290
		4,364,450
Specialty Retail - 2.7%
AutoNation, Inc. (a)	2,500	121,625
AutoZone, Inc. (a)	2,300	1,816,517
Best Buy Co., Inc.	10,800	460,836
Home Depot, Inc.	40,200	5,390,016
Inditex SA	2,323	79,301
Nitori Holdings Co. Ltd.	3,300	377,224
O'Reilly Automotive, Inc. (a)	18,134	5,048,687
Ross Stores, Inc.	15,300	1,003,680
TJX Companies, Inc.	99,613	7,483,925
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,500	382,410
Urban Outfitters, Inc. (a)	2,700	76,896
		22,241,117
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	10,100	1,596,360
Coach, Inc.	49,100	1,719,482
NIKE, Inc. Class B	100,890	5,128,239
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	5,144	149,433
Class C (non-vtg.)	20,783	523,108
		9,116,622

TOTAL CONSUMER DISCRETIONARY		191,985,250

CONSUMER STAPLES - 4.4%
Beverages - 0.6%
Boston Beer Co., Inc. Class A (a)(b)	9,431	1,601,855
Coca-Cola Bottling Co. Consolidated	10,200	1,824,270
Constellation Brands, Inc. Class A (sub. vtg.)	3,700	567,247
Kweichow Moutai Co. Ltd. (A Shares)	4,600	221,323
PepsiCo, Inc.	6,400	669,632
The Coca-Cola Co.	3,800	157,548
		5,041,875
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,200	689,216
Costco Wholesale Corp.	19,358	3,099,409
Sysco Corp.	25,900	1,434,083
		5,222,708
Food Products - 0.7%
Associated British Foods PLC	35,465	1,199,759
Mondelez International, Inc.	60,435	2,679,084
The Kraft Heinz Co.	24,500	2,139,340
		6,018,183
Household Products - 1.3%
Colgate-Palmolive Co.	161,657	10,578,834
Spectrum Brands Holdings, Inc.	2,600	318,058
		10,896,892
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	113,230	8,660,963
L'Oreal SA	1,322	241,304
		8,902,267

TOTAL CONSUMER STAPLES		36,081,925

ENERGY - 3.4%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	30,450	2,556,278
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	13,800	962,274
Birchcliff Energy Ltd. (a)	158,500	1,106,130
Canadian Natural Resources Ltd.	51,900	1,654,043
Centennial Resource Development, Inc.:
Class A (d)	40,200	792,744
Class A (a)(b)	52,210	1,029,581
Class A (d)	18,800	333,662
Cimarex Energy Co.	1,800	244,620
Concho Resources, Inc. (a)	10,100	1,339,260
Continental Resources, Inc. (a)	32,200	1,659,588
Diamondback Energy, Inc. (a)	23,800	2,405,228
Encana Corp.	51,500	604,506
EOG Resources, Inc.	92,815	9,383,597
Extraction Oil & Gas, Inc.	9,532	191,021
Par Pacific Holdings, Inc. (a)	329	4,784
PDC Energy, Inc. (a)	5,900	428,222
Peyto Exploration & Development Corp.	3,000	74,204
Pioneer Natural Resources Co.	12,500	2,250,875
PrairieSky Royalty Ltd.	11,780	280,232
TAG Oil Ltd. (a)	158,192	90,722
Tamarack Valley Energy Ltd. (a)	159,600	411,288
Tesoro Corp.	2,900	253,605
		25,500,186

TOTAL ENERGY		28,056,464

FINANCIALS - 10.1%
Banks - 4.3%
Banco Santander Chile sponsored ADR	24,100	527,067
Bank of America Corp.	164,000	3,624,400
Capitec Bank Holdings Ltd.	3,700	187,239
Citigroup, Inc.	205,173	12,193,431
Citizens Financial Group, Inc.	2,500	89,075
HDFC Bank Ltd. sponsored ADR	53,188	3,227,448
JPMorgan Chase & Co.	46,500	4,012,485
Kotak Mahindra Bank Ltd.	7,409	78,468
M&T Bank Corp.	10,500	1,642,515
Metro Bank PLC	800	28,838
PNC Financial Services Group, Inc.	11,600	1,356,736
PT Bank Central Asia Tbk	75,600	86,977
U.S. Bancorp	34,800	1,787,676
Wells Fargo & Co.	118,904	6,552,799
		35,395,154
Capital Markets - 1.4%
BlackRock, Inc. Class A	7,747	2,948,043
CBOE Holdings, Inc.	3,600	266,004
Charles Schwab Corp.	13,000	513,110
CME Group, Inc.	4,400	507,540
Goldman Sachs Group, Inc.	2,700	646,515
IntercontinentalExchange, Inc.	16,400	925,288
MarketAxess Holdings, Inc.	1,400	205,688
Morgan Stanley	34,900	1,474,525
MSCI, Inc.	12,425	978,842
Oaktree Capital Group LLC Class A	26,108	979,050
S&P Global, Inc.	22,353	2,403,842
		11,848,447
Consumer Finance - 0.1%
Capital One Financial Corp.	8,000	697,920
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class A (a)	111	27,097,431
Insurance - 1.0%
Admiral Group PLC	22,600	508,860
Chubb Ltd.	36,065	4,764,908
Direct Line Insurance Group PLC	96,500	439,315
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,600	772,800
Marsh & McLennan Companies, Inc.	28,008	1,893,061
		8,378,944

TOTAL FINANCIALS		83,417,896

HEALTH CARE - 8.2%
Biotechnology - 1.7%
Acceleron Pharma, Inc. (a)	8,000	204,160
Advaxis, Inc. (a)	34,821	249,318
Agios Pharmaceuticals, Inc. (a)	9,000	375,570
Amgen, Inc.	11,900	1,739,899
Celgene Corp. (a)	4,000	463,000
Enanta Pharmaceuticals, Inc. (a)	10,374	347,529
Five Prime Therapeutics, Inc. (a)	2,100	105,231
Genmab A/S (a)	5,000	830,442
Gilead Sciences, Inc.	54,440	3,898,448
Intrexon Corp. (a)(b)	24,300	590,490
Macrogenics, Inc. (a)	17,900	365,876
NantKwest, Inc. (a)(b)	18,600	106,392
Neurocrine Biosciences, Inc. (a)	25,774	997,454
Opko Health, Inc. (a)(b)	42,000	390,600
OvaScience, Inc. (a)	149,980	229,469
Regeneron Pharmaceuticals, Inc. (a)	6,500	2,386,085
TESARO, Inc. (a)	4,800	645,504
uniQure B.V. (a)	7,700	43,120
		13,968,587
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	7,400	328,116
Becton, Dickinson & Co.	10,274	1,700,861
Boston Scientific Corp. (a)	276,400	5,978,532
C.R. Bard, Inc.	3,300	741,378
Danaher Corp.	36,920	2,873,853
DexCom, Inc. (a)	28,372	1,693,808
Edwards Lifesciences Corp. (a)	24,588	2,303,896
Intuitive Surgical, Inc. (a)	2,100	1,331,757
Medtronic PLC	16,866	1,201,365
Nevro Corp. (a)	8,800	639,408
Penumbra, Inc. (a)	4,200	267,960
		19,060,934
Health Care Providers & Services - 2.4%
Aetna, Inc.	700	86,807
HealthEquity, Inc. (a)	2,500	101,300
Henry Schein, Inc. (a)	56,493	8,570,553
Humana, Inc.	2,000	408,060
Surgical Care Affiliates, Inc. (a)	900	41,643
UnitedHealth Group, Inc.	68,334	10,936,173
		20,144,536
Health Care Technology - 0.1%
Cerner Corp. (a)	3,400	161,058
Medidata Solutions, Inc. (a)	5,800	288,086
NantHealth, Inc.	800	7,952
		457,096
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	5,500	250,580
Eurofins Scientific SA	1,300	554,220
ICON PLC (a)	1,100	82,720
Mettler-Toledo International, Inc. (a)	9,855	4,124,909
PRA Health Sciences, Inc. (a)	1,600	88,192
Thermo Fisher Scientific, Inc.	8,081	1,140,229
Waters Corp. (a)	11,213	1,506,915
		7,747,765
Pharmaceuticals - 0.8%
Aralez Pharmaceuticals, Inc. (a)(b)	33,173	146,293
Bristol-Myers Squibb Co.	93,568	5,468,114
Dermira, Inc. (a)	9,400	285,102
H Lundbeck A/S (a)	4,800	195,262
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	13,560	88,838
Teva Pharmaceutical Industries Ltd. sponsored ADR	13,700	496,625
WAVE Life Sciences (a)	200	5,230
		6,685,464

TOTAL HEALTH CARE		68,064,382

INDUSTRIALS - 6.1%
Aerospace & Defense - 1.0%
General Dynamics Corp.	10,800	1,864,728
L-3 Communications Holdings, Inc.	2,200	334,642
Northrop Grumman Corp.	13,000	3,023,540
Raytheon Co.	8,000	1,136,000
Saab AB (B Shares)	2,600	97,173
Space Exploration Technologies Corp. Class A (a)(d)	1,487	162,157
The Boeing Co.	4,200	653,856
TransDigm Group, Inc.	5,300	1,319,488
		8,591,584
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	5,500	402,930
Expeditors International of Washington, Inc.	1,700	90,032
FedEx Corp.	13,200	2,457,840
XPO Logistics, Inc. (a)	8,200	353,912
		3,304,714
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR (a)	35,835	2,983,622
Southwest Airlines Co.	87,200	4,346,048
		7,329,670
Building Products - 0.6%
A.O. Smith Corp.	10,000	473,500
Fortune Brands Home & Security, Inc.	24,717	1,321,371
Masco Corp.	89,763	2,838,306
Toto Ltd.	17,300	684,599
		5,317,776
Commercial Services & Supplies - 0.1%
Cintas Corp.	4,800	554,688
Copart, Inc. (a)	3,933	217,928
		772,616
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	2,800	159,600
Electrical Equipment - 0.6%
Acuity Brands, Inc.	10,000	2,308,600
Eaton Corp. PLC	6,200	415,958
Fortive Corp.	36,360	1,949,987
		4,674,545
Industrial Conglomerates - 0.6%
3M Co.	26,723	4,771,926
Machinery - 0.8%
Deere & Co.	2,400	247,296
Fanuc Corp.	300	50,188
Illinois Tool Works, Inc.	21,793	2,668,771
Ingersoll-Rand PLC	10,700	802,928
PACCAR, Inc.	18,800	1,201,320
Rational AG	600	267,794
Snap-On, Inc.	3,000	513,810
Xylem, Inc.	10,300	510,056
		6,262,163
Professional Services - 0.7%
Equifax, Inc.	33,322	3,939,660
IHS Markit Ltd. (a)	11,408	403,957
Recruit Holdings Co. Ltd.	2,100	84,270
RELX PLC	5,100	91,073
TransUnion Holding Co., Inc. (a)	27,900	862,947
		5,381,907
Road & Rail - 0.1%
Canadian Pacific Railway Ltd.	2,200	313,881
J.B. Hunt Transport Services, Inc.	4,500	436,815
		750,696
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	58,500	2,486,835
Univar, Inc. (a)	13,700	388,669
		2,875,504

TOTAL INDUSTRIALS		50,192,701

INFORMATION TECHNOLOGY - 37.6%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	13,700	1,325,749
F5 Networks, Inc. (a)	1,900	274,968
Harris Corp.	1,800	184,446
Motorola Solutions, Inc.	5,300	439,317
Palo Alto Networks, Inc. (a)	500	62,525
		2,287,005
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	160,814	10,806,701
CDW Corp.	25,541	1,330,431
IPG Photonics Corp. (a)	7,900	779,809
		12,916,941
Internet Software & Services - 15.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	12,700	1,115,187
Alphabet, Inc.:
Class A (a)	39,739	31,491,171
Class C (a)	34,000	26,241,880
Apptio, Inc. Class A	1,300	24,089
eBay, Inc. (a)	7,100	210,799
Facebook, Inc. Class A (a)	571,006	65,694,232
LogMeIn, Inc.	6,913	667,450
MercadoLibre, Inc.	1,300	202,982
Nutanix, Inc. Class B	24,249	611,851
Rightmove PLC	8,439	405,921
Shopify, Inc. Class A (a)	3,100	132,897
SurveyMonkey (a)(d)	62,998	682,268
Tencent Holdings Ltd.	80,800	1,959,167
Twilio, Inc. Class A	22,702	654,953
		130,094,847
IT Services - 4.2%
Accenture PLC Class A	26,456	3,098,791
ASAC II LP (a)(d)	224,957	37,793
Computer Sciences Corp.	12,200	724,924
CSRA, Inc.	22,000	700,480
Fiserv, Inc. (a)	6,100	648,308
Leidos Holdings, Inc.	1,700	86,938
MasterCard, Inc. Class A	92,590	9,559,918
PayPal Holdings, Inc. (a)	163,562	6,455,792
Visa, Inc. Class A	176,440	13,765,849
		35,078,793
Semiconductors & Semiconductor Equipment - 3.7%
Acacia Communications, Inc. (b)	5,000	308,750
Analog Devices, Inc.	2,300	167,026
Applied Materials, Inc.	97,900	3,159,233
Broadcom Ltd.	46,700	8,255,159
KLA-Tencor Corp.	3,300	259,644
Lam Research Corp.	42,900	4,535,817
Maxim Integrated Products, Inc.	2,100	80,997
NVIDIA Corp.	33,612	3,587,745
Qualcomm, Inc.	81,700	5,326,840
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	111,400	3,202,750
Texas Instruments, Inc.	22,000	1,605,340
		30,489,301
Software - 10.1%
Activision Blizzard, Inc.	207,151	7,480,223
Adobe Systems, Inc. (a)	106,480	10,962,116
Atlassian Corp. PLC	3,600	86,688
Autodesk, Inc. (a)	7,100	525,471
CDK Global, Inc.	9,500	567,055
Citrix Systems, Inc. (a)	19,200	1,714,752
Electronic Arts, Inc. (a)	119,909	9,444,033
Gigamon, Inc. (a)	5,000	227,750
Intuit, Inc.	11,000	1,260,710
Microsoft Corp.	177,900	11,054,706
Nintendo Co. Ltd.	700	145,513
Paycom Software, Inc. (a)	10,900	495,841
RealPage, Inc. (a)	23,500	705,000
Red Hat, Inc. (a)	2,200	153,340
Salesforce.com, Inc. (a)	372,526	25,503,130
ServiceNow, Inc. (a)	3,000	223,020
Snap, Inc.	14,843	227,988
Symantec Corp.	40,000	955,600
Ultimate Software Group, Inc. (a)	45,351	8,269,755
VMware, Inc. Class A (a)(b)	2,200	173,206
Workday, Inc. Class A (a)	48,700	3,218,583
		83,394,480
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	135,641	15,709,941
Samsung Electronics Co. Ltd.	675	1,007,534
Xaar PLC	24,188	119,237
		16,836,712

TOTAL INFORMATION TECHNOLOGY		311,098,079

MATERIALS - 2.8%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	21,237	3,054,305
Celanese Corp. Class A	2,100	165,354
E.I. du Pont de Nemours & Co.	25,000	1,835,000
FMC Corp.	6,400	361,984
Ingevity Corp. (a)	12,500	685,750
LyondellBasell Industries NV Class A	1,800	154,404
Monsanto Co.	3,030	318,786
PPG Industries, Inc.	9,610	910,644
Sherwin-Williams Co.	13,731	3,690,069
The Chemours Co. LLC	21,900	483,771
The Dow Chemical Co.	1,500	85,830
Westlake Chemical Corp.	1,900	106,381
		11,852,278
Construction Materials - 0.4%
Eagle Materials, Inc.	4,400	433,532
Martin Marietta Materials, Inc.	10,400	2,303,912
Vulcan Materials Co.	7,421	928,738
		3,666,182
Containers & Packaging - 0.2%
Ball Corp.	15,700	1,178,599
WestRock Co.	4,800	243,696
		1,422,295
Metals & Mining - 0.8%
B2Gold Corp. (a)	160,600	381,569
Fortescue Metals Group Ltd.	64,662	274,847
Franco-Nevada Corp.	33,700	2,014,997
Ivanhoe Mines Ltd. (a)	351,209	664,411
Newcrest Mining Ltd.	56,138	820,368
Novagold Resources, Inc. (a)	54,238	248,033
Nucor Corp.	11,300	672,576
Premier Gold Mines Ltd. (a)	360,200	686,785
Primero Mining Corp. (a)	60,700	47,922
Steel Dynamics, Inc.	15,300	544,374
Teck Resources Ltd. Class B (sub. vtg.)	10,700	214,135
TMAC Resources, Inc. (a)	6,300	71,932
		6,641,949

TOTAL MATERIALS		23,582,704

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	2,900	306,472
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)	4,986	250,259

TOTAL REAL ESTATE		556,731

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SoftBank Corp.	8,000	529,392
T-Mobile U.S., Inc. (a)	54,300	3,122,793
		3,652,185
TOTAL COMMON STOCKS
(Cost $556,680,928)		796,688,317

Convertible Preferred Stocks - 2.6%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(d)	4,308	452,340
Series E (a)(d)	2,148	225,540
		677,880
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(d)	174,063	377,717

TOTAL CONSUMER DISCRETIONARY		1,055,597

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(d)	30,015	413,907
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Oportun Finance Corp. Series H (a)(d)	331,477	1,279,501
HEALTH CARE - 0.1%
Biotechnology - 0.0%
23andMe, Inc. Series E (a)(d)	5,172	45,876
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (d)	62,105	405,546

TOTAL HEALTH CARE		451,422

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	4,394	479,166
INFORMATION TECHNOLOGY - 1.8%
Internet Software & Services - 1.0%
Dropbox, Inc. Series C (a)(d)	53,923	622,271
Pinterest, Inc.:
Series E, 8.00% (a)(d)	318,795	2,639,623
Series F, 8.00% (a)(d)	331,500	2,744,820
Series G, 8.00% (a)(d)	51,970	430,312
Uber Technologies, Inc. Series D, 8.00% (a)(d)	36,744	1,792,087
		8,229,113
Software - 0.8%
Cloudera, Inc. Series F (a)(d)	9,618	250,117
Cloudflare, Inc. Series D 0.08% (a)(d)	34,105	161,317
Delphix Corp. Series D (a)(d)	27,980	127,309
Magic Leap, Inc.:
Series B, 8.00% (a)(d)	231,802	6,178,080
Series C (d)	2,268	60,448
Snap, Inc. Series F (a)(d)	14,843	227,988
		7,005,259

TOTAL INFORMATION TECHNOLOGY		15,234,372

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc.:
Series E (a)(d)	44,875	2,252,377
Series F (d)	2,178	109,319
		2,361,696
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(d)	20,342	93,980
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $12,764,352)		21,369,641
	Principal Amount	Value

Bank Loan Obligations - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Multiline Retail - 0.0%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (e)	168,781	169,414
INDUSTRIALS - 0.1%
Building Products - 0.1%
Jeld-Wen, Inc. Tranche B 2LN, term loan 4.75% 7/1/22 (e)	193,050	195,222
TOTAL BANK LOAN OBLIGATIONS
(Cost $360,022)		364,636
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.60% (f)	10,725,314	10,727,459
Fidelity Securities Lending Cash Central Fund 0.65% (f)(g)	15,084,133	15,085,641
TOTAL MONEY MARKET FUNDS
(Cost $25,812,392)		25,813,100
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $595,617,694)		844,235,694
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(17,285,488)
NET ASSETS - 100%		$826,950,206

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $175,635 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,628,522 or 2.9% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$55,999
Airbnb, Inc. Series D	4/16/14	$175,392
Airbnb, Inc. Series E	6/29/15	$199,967
Altiostar Networks, Inc. Series D	1/7/15	$250,003
ASAC II LP	10/10/13	$17,324
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$804,171
Blue Apron, Inc. Series D	5/18/15	$400,007
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$675,352
Cloudera, Inc. Series F	2/5/14	$140,038
Cloudflare, Inc. Series D 0.08%	11/5/14 - 6/24/15	$212,499
Delphix Corp. Series D	7/10/15	$251,820
Dropbox, Inc. Series C	1/30/14	$1,029,994
Magic Leap, Inc. Series B, 8.00%	10/17/14	$2,679,631
Magic Leap, Inc. Series C	12/23/15	$52,239
Mulberry Health, Inc. Series A8	1/20/16	$419,504
Oportun Finance Corp. Series H	2/6/15	$943,814
Pinterest, Inc. Series E, 8.00%	10/23/13	$926,463
Pinterest, Inc. Series F, 8.00%	5/15/14	$1,126,117
Pinterest, Inc. Series G, 8.00%	2/27/15	$373,097
Snap, Inc. Series F	2/12/16	$227,988
Space Exploration Technologies Corp. Class A	10/16/15	$132,343
Space Exploration Technologies Corp. Series G	1/20/15	$340,359
SurveyMonkey	12/15/14	$1,036,317
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$570,012
WeWork Companies, Inc. Class A	6/23/15	$163,987
WeWork Companies, Inc. Series E	6/23/15	$1,475,919
WeWork Companies, Inc. Series F	12/1/16	$109,319

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$54,338
Fidelity Securities Lending Cash Central Fund	269,464
Total	$323,802

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$193,040,847	$191,258,400	$726,850	$1,055,597
Consumer Staples	36,495,832	36,081,925	--	413,907
Energy	28,056,464	27,722,802	333,662	--
Financials	84,697,397	83,417,896	--	1,279,501
Health Care	68,515,804	68,064,382	--	451,422
Industrials	50,671,867	49,980,356	50,188	641,323
Information Technology	326,332,451	307,433,499	2,716,531	16,182,421
Materials	23,582,704	23,582,704	--	--
Real Estate	2,918,427	306,472	--	2,611,955
Telecommunication Services	3,746,165	3,122,793	529,392	93,980
Bank Loan Obligations	364,636	--	364,636	--
Money Market Funds	25,813,100	25,813,100	--	--
Total Investments in Securities:	$844,235,694	$816,784,329	$4,721,259	$22,730,106

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$21,577,282
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,036,981)
Cost of Purchases	455,977
Proceeds of Sales	(2,813,857)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$16,182,421
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$(2,922,155)
Equities - Other Investments in Securities
Beginning Balance	$7,326,393
Net Realized Gain (Loss) on Investment Securities	(209,929)
Net Unrealized Gain (Loss) on Investment Securities	294,408
Cost of Purchases	528,823
Proceeds of Sales	(1,392,010)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,547,685
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$75,555

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $14,570,484) — See accompanying schedule: Unaffiliated issuers (cost $569,805,302)	$818,422,594
Fidelity Central Funds (cost $25,812,392)	25,813,100
Total Investments (cost $595,617,694)		$844,235,694
Receivable for investments sold
Regular delivery		3,998,682
Delayed delivery		482
Receivable for fund shares sold		74,153
Dividends receivable		322,261
Interest receivable		2,342
Distributions receivable from Fidelity Central Funds		24,874
Prepaid expenses		1,650
Other receivables		1,732
Total assets		848,661,870
Liabilities
Payable for investments purchased	$662,437
Payable for fund shares redeemed	5,445,925
Accrued management fee	290,951
Other affiliated payables	144,284
Other payables and accrued expenses	82,322
Collateral on Securities Loaned	15,085,745
Total liabilities		21,711,664
Net Assets		$826,950,206
Net Assets consist of:
Paid in capital		$577,080,677
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,252,068
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		248,617,461
Net Assets, for 55,934,798 shares outstanding		$826,950,206
Net Asset Value, offering price and redemption price per share ($826,950,206 ÷ 55,934,798 shares)		$14.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$6,131,205
Interest		30,291
Income from Fidelity Central Funds		323,802
Total income		6,485,298
Expenses
Management fee
Basic fee	$4,585,812
Performance adjustment	772,725
Transfer agent fees	1,472,381
Accounting and security lending fees	290,171
Custodian fees and expenses	113,331
Independent trustees' fees and expenses	3,631
Audit	95,251
Legal	8,204
Interest	97
Miscellaneous	7,102
Total expenses before reductions	7,348,705
Expense reductions	(18,552)	7,330,153
Net investment income (loss)		(844,855)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,594,853
Fidelity Central Funds	4,591
Foreign currency transactions	1,758
Total net realized gain (loss)		14,601,202
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,222,701)
Assets and liabilities in foreign currencies	974
Total change in net unrealized appreciation (depreciation)		(2,221,727)
Net gain (loss)		12,379,475
Net increase (decrease) in net assets resulting from operations		$11,534,620

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(844,855)	$(335,582)
Net realized gain (loss)	14,601,202	71,275,685
Change in net unrealized appreciation (depreciation)	(2,221,727)	(821,961)
Net increase (decrease) in net assets resulting from operations	11,534,620	70,118,142
Distributions to shareholders from net realized gain	(22,648,925)	(63,012,532)
Share transactions
Proceeds from sales of shares	119,713,092	172,198,636
Reinvestment of distributions	22,648,925	63,012,532
Cost of shares redeemed	(171,368,367)	(245,579,743)
Net increase (decrease) in net assets resulting from share transactions	(29,006,350)	(10,368,575)
Total increase (decrease) in net assets	(40,120,655)	(3,262,965)
Net Assets
Beginning of period	867,070,861	870,333,826
End of period	$826,950,206	$867,070,861
Other Information
Accumulated net investment loss end of period	$–	$(8,685)
Shares
Sold	8,179,394	11,178,148
Issued in reinvestment of distributions	1,627,479	4,242,356
Redeemed	(11,696,628)	(15,521,715)
Net increase (decrease)	(1,889,755)	(101,211)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Opportunistic Insights Fund

Years ended December 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$15.02	$13.99	$10.05	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	(.01)	(.01)	–C
Net realized and unrealized gain (loss)	.20	1.14	1.46	4.14	.05
Total from investment operations	.19	1.13	1.45	4.13	.05
Distributions from net investment income	–	–	–	–	–C
Distributions from net realized gain	(.40)	(1.16)	(.42)	(.19)	–
Total distributions	(.40)	(1.16)	(.42)	(.19)	–C
Net asset value, end of period	$14.78	$14.99	$15.02	$13.99	$10.05
Total ReturnD,E	1.45%	7.62%	10.34%	41.23%	.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.88%	.94%	.88%	.82%	1.18%H
Expenses net of fee waivers, if any	.88%	.94%	.88%	.82%	1.18%H
Expenses net of all reductions	.88%	.93%	.87%	.80%	1.17%H
Net investment income (loss)	(.10)%	(.04)%	(.07)%	(.07)%	.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$826,950	$867,071	$870,334	$808,847	$481,477
Portfolio turnover rateI	41%	47%	47%	52%	68%J

 A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$22,730,106	Discounted cash flow	Discount rate	8.0% - 22.1% / 9.4%	Decrease
			Growth rate	2.0% - 3.0% / 2.7%	Increase
			Discount for lack of marketability	20.0% - 25.0% / 20.5%	Decrease
			Weighted average cost of capital (WACC)	10.7%	Decrease
		Market approach	Discount rate	3.0% - 50.0% / 22.1%	Decrease
			Transaction price	$4.62 - $105.00 / $54.00	Increase
			Discount for lack of marketability	15.0% - 25.0% / 18.9%	Decrease
			Premium rate	0.5% - 130.0% / 31.6%	Increase
		Market comparable	Price/Earnings multiple (P/E)	5.8 - 12.7 / 11.1	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 - 6.7 / 2.7	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	17.3	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.2	Increase
		Recovery value	Recovery value	0.2%	Increase
			Liquidity preference	$3.51 - $6.75 / $5.19	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, net operating losses, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$259,526,646
Gross unrealized depreciation	(12,597,462)
Net unrealized appreciation (depreciation) on securities	$246,929,184
Tax Cost	$597,306,510

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,940,885
Net unrealized appreciation (depreciation) on securities and other investments	$246,928,645

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Long-term Capital Gains	$22,648,925	$63,012,532

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $336,156,683 and $388,980,278, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,782 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,928,000.59%		$97

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,151 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $505,440. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $269,464, including $35,486 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,246 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $6,306.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Series Opportunistic Insights Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Actual	.78%	$1,000.00	$1,032.80	$3.99
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Opportunistic Insights Fund voted to pay on February 13, 2017, to shareholders of record at the opening of business on February 10, 2017, a distribution of $0.055 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $14,570,748, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Series Opportunistic Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked equal to the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AO1TI-ANN-0217
1.950951.104

Fidelity Advisor® New Insights Fund Class A, Class T, Class C, Class I and Class Z Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.19%	11.43%	6.64%
Class T (incl. 3.50% sales charge)	2.30%	11.68%	6.63%
Class C (incl. contingent deferred sales charge)	4.49%	11.91%	6.47%
Class I	6.55%	13.04%	7.54%
Class Z	6.68%	13.14%	7.59%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor New insights Fund - Class A on December 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,018	Fidelity Advisor® New Insights Fund - Class A
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Co-Portfolio Managers William Danoff and John Roth:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 6%, trailing the benchmark S&P 500 index. Versus the benchmark, security selection in the information technology sector was the biggest detractor. Fundamentals in tech were fine during the year, but the stocks of many leading tech companies lagged. These included salesforce.com and Alphabet, both sizable overweightings and two of our largest relative detractors in 2016. Cloud-computing firm salesforce.com increased earnings per share the past 12 months, but its share price returned roughly -13%. Google parent Alphabet, the fund’s largest holding (combining its Class A and Class C shares) and the leader in web search, increased both sales and earnings, but its stock rose only 2%. A non-benchmark stake in Tesla Motors detracted. The stock struggled in 2016 amid concerns about slow production of the Model X sport utility vehicle. Conversely, stock picks in energy helped, including Williams Companies, our largest contributor. Williams Companies owns a majority stake in Williams Partners – an MLP (master limited partnership), North American pipeline owner and non-benchmark holding that boosted relative results this year. Lastly, the fund benefited from a stake in Amphenol, a maker of electrical connectors used in Apple's popular iPhone devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.1	4.8
Alphabet, Inc. Class A	3.3	3.4
Amazon.com, Inc.	3.2	2.9
Berkshire Hathaway, Inc. Class A	2.2	2.0
Visa, Inc. Class A	1.9	2.1
Microsoft Corp.	1.9	1.1
UnitedHealth Group, Inc.	1.8	1.5
JPMorgan Chase & Co.	1.6	0.3
Bank of America Corp.	1.5	0.6
Amphenol Corp. Class A	1.5	1.4
	23.0

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.9	28.1
Financials	15.6	12.6
Consumer Discretionary	15.4	17.5
Health Care	9.5	12.8
Energy	9.3	8.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	97.1%
Bonds	0.1%
Convertible Securities	1.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 10.7%

As of June 30, 2016*
Stocks	96.2%
Bonds	0.1%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 12.8%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.3%
Auto Components - 0.2%
Magna International, Inc. Class A (sub. vtg.)	853,000	$37,039
Automobiles - 1.3%
BYD Co. Ltd. (H Shares)	250,000	1,310
Fuji Heavy Industries Ltd.	134,400	5,488
General Motors Co.	2,597,800	90,507
Harley-Davidson, Inc.	50,800	2,964
Maruti Suzuki India Ltd.	3,753	294
Tesla Motors, Inc. (a)	1,005,724	214,913
		315,476
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	196,839	13,783
Weight Watchers International, Inc. (a)	289,400	3,314
		17,097
Hotels, Restaurants & Leisure - 2.7%
ARAMARK Holdings Corp.	5,251,200	187,573
Chipotle Mexican Grill, Inc. (a)	15,200	5,735
Churchill Downs, Inc.	9,700	1,459
Compass Group PLC	161,100	2,977
Cracker Barrel Old Country Store, Inc. (b)	8,600	1,436
Darden Restaurants, Inc.	74,000	5,381
Domino's Pizza, Inc.	407,318	64,861
Dunkin' Brands Group, Inc.	552,300	28,963
Hilton Worldwide Holdings, Inc.	55,000	1,496
Marriott International, Inc. Class A	350,700	28,996
Papa John's International, Inc.	18,100	1,549
Royal Caribbean Cruises Ltd.	156,046	12,802
Sodexo SA	13,700	1,575
Starbucks Corp.	4,973,398	276,123
Texas Roadhouse, Inc. Class A	31,600	1,524
U.S. Foods Holding Corp.	57,200	1,572
Vail Resorts, Inc.	46,227	7,457
Whitbread PLC	755,482	35,157
		666,636
Household Durables - 0.5%
D.R. Horton, Inc.	2,654,224	72,540
Mohawk Industries, Inc. (a)	218,124	43,555
Tempur Sealy International, Inc. (a)(b)	214,300	14,632
		130,727
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc. (a)	1,043,540	782,519
ASOS PLC (a)	25,700	1,572
Etsy, Inc. (a)	764,751	9,009
Netflix, Inc. (a)	1,725,800	213,654
Priceline Group, Inc. (a)	183,117	268,461
Start Today Co. Ltd.	84,800	1,465
Takeaway.com Holding BV (c)	121,100	2,996
		1,279,676
Media - 1.3%
CBS Corp. Class B	50,100	3,187
Charter Communications, Inc. Class A (a)	366,647	105,565
DISH Network Corp. Class A (a)	30,900	1,790
Interpublic Group of Companies, Inc.	451,800	10,577
Liberty Broadband Corp.:
Class A (a)	162,305	11,761
Class C (a)	600	44
Liberty Global PLC:
Class A (a)	1,280,805	39,180
LiLAC Class A (a)	279,642	6,141
Liberty Media Corp.:
Liberty Media Class C (a)	147,719	4,628
Liberty SiriusXM Class A (a)	536,080	18,505
Megacable Holdings S.A.B. de CV unit	43,798	147
Naspers Ltd. Class N	88,200	12,876
Omnicom Group, Inc.	149,424	12,717
Sirius XM Holdings, Inc.	3,161,700	14,070
The Walt Disney Co.	430,549	44,872
Weinstein Co. Holdings LLC Class A-1 unit (a)(d)(e)	2,267	164
WME Entertainment Parent, LLC Class A unit (d)(e)	12,568,770	25,816
		312,040
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	239,600	18,492
Ollie's Bargain Outlet Holdings, Inc. (a)	1,159,219	32,980
Target Corp.	693,100	50,063
		101,535
Specialty Retail - 2.6%
AutoZone, Inc. (a)	95,734	75,610
Best Buy Co., Inc.	185,800	7,928
Home Depot, Inc.	644,900	86,468
Inditex SA	39,810	1,359
Nitori Holdings Co. Ltd.	62,900	7,190
O'Reilly Automotive, Inc. (a)	294,716	82,052
Ross Stores, Inc.	269,400	17,673
Tiffany & Co., Inc. (b)	788,100	61,023
TJX Companies, Inc.	3,727,474	280,045
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	49,100	12,518
Urban Outfitters, Inc. (a)	47,000	1,339
		633,205
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	180,800	28,576
Brunello Cucinelli SpA	1,809,352	38,740
China Hongxing Sports Ltd. (a)	6,000,000	238
Coach, Inc.	892,900	31,269
Hermes International SCA	77,200	31,693
NIKE, Inc. Class B	2,334,222	118,649
		249,165

TOTAL CONSUMER DISCRETIONARY		3,742,596

CONSUMER STAPLES - 4.1%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)(b)	64,500	10,955
Constellation Brands, Inc. Class A (sub. vtg.)	639,275	98,007
Kweichow Moutai Co. Ltd. (A Shares)	81,600	3,926
PepsiCo, Inc.	115,400	12,074
The Coca-Cola Co.	95,600	3,964
		128,926
Food & Staples Retailing - 1.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	410,800	18,627
Costco Wholesale Corp.	777,425	124,474
CVS Health Corp.	949,677	74,939
Sysco Corp.	460,800	25,514
		243,554
Food Products - 1.1%
Amplify Snack Brands, Inc. (a)(b)	3,783,700	33,334
Associated British Foods PLC	2,123,292	71,830
Greencore Group PLC	6,627,923	20,135
Mead Johnson Nutrition Co. Class A	842,500	59,615
Mondelez International, Inc.	817,043	36,220
The Kraft Heinz Co.	446,400	38,980
		260,114
Household Products - 0.7%
Colgate-Palmolive Co.	2,541,949	166,345
Spectrum Brands Holdings, Inc.	62,800	7,682
		174,027
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	1,893,902	144,865
L'Oreal SA	223,101	40,723
		185,588

TOTAL CONSUMER STAPLES		992,209

ENERGY - 9.1%
Energy Equipment & Services - 0.6%
Helmerich & Payne, Inc. (b)	455,700	35,271
Oceaneering International, Inc.	1,798,799	50,744
Schlumberger Ltd.	573,703	48,162
		134,177
Oil, Gas & Consumable Fuels - 8.5%
Anadarko Petroleum Corp.	2,500,346	174,349
Antero Resources Corp. (a)	2,557,556	60,486
Birchcliff Energy Ltd. (a)(c)	585,400	4,085
Birchcliff Energy Ltd. (a)	2,644,400	18,455
Cabot Oil & Gas Corp.	3,902,480	91,162
Canadian Natural Resources Ltd. (b)	949,900	30,273
Centennial Resource Development, Inc.:
Class A (e)	1,224,500	24,147
Class A (a)	1,074,212	21,183
Class A (e)	555,400	9,857
Chevron Corp.	1,831,500	215,568
Cimarex Energy Co.	125,200	17,015
Concho Resources, Inc. (a)	174,600	23,152
Concho Resources, Inc. (a)	25,680	3,405
ConocoPhillips Co.	4,027,300	201,929
Continental Resources, Inc. (a)	667,800	34,418
Diamondback Energy, Inc. (a)	1,173,582	118,602
Encana Corp.	960,200	11,271
Energy Transfer Equity LP	3,193,100	61,659
EOG Resources, Inc.	2,380,460	240,665
Extraction Oil & Gas, Inc.	172,952	3,466
Golar LNG Ltd. (b)	1,446,700	33,187
Noble Energy, Inc.	1,454,861	55,372
PDC Energy, Inc. (a)	135,000	9,798
Peyto Exploration & Development Corp. (b)	52,900	1,308
Pioneer Natural Resources Co.	733,900	132,153
PrairieSky Royalty Ltd.	206,674	4,917
Southwestern Energy Co. (a)	1,797,800	19,452
Suncor Energy, Inc.	807,000	26,386
The Williams Companies, Inc.	7,912,800	246,405
Whiting Petroleum Corp. (a)	2,000,000	24,040
Williams Partners LP	4,115,300	156,505
		2,074,670

TOTAL ENERGY		2,208,847

FINANCIALS - 15.4%
Banks - 8.1%
Bank of America Corp.	16,905,127	373,603
Bank of Ireland (a)	185,899,928	45,987
Capitec Bank Holdings Ltd.	62,200	3,148
Citigroup, Inc.	4,225,100	251,098
Citizens Financial Group, Inc.	42,800	1,525
First Republic Bank	650,200	59,909
HDFC Bank Ltd. sponsored ADR	1,953,872	118,561
JPMorgan Chase & Co.	4,421,700	381,548
Kotak Mahindra Bank Ltd.	770,514	8,160
M&T Bank Corp.	179,212	28,034
Metro Bank PLC	570,725	20,573
PNC Financial Services Group, Inc.	1,189,989	139,181
PT Bank Central Asia Tbk	1,318,800	1,517
Regions Financial Corp.	4,376,000	62,839
SunTrust Banks, Inc.	1,243,800	68,222
U.S. Bancorp	3,700,114	190,075
Wells Fargo & Co.	4,091,100	225,461
		1,979,441
Capital Markets - 1.9%
BlackRock, Inc. Class A	3,900	1,484
CBOE Holdings, Inc.	61,900	4,574
Charles Schwab Corp.	222,800	8,794
CME Group, Inc.	74,300	8,571
Goldman Sachs Group, Inc.	358,600	85,867
IntercontinentalExchange, Inc.	214,300	12,091
KKR & Co. LP	2,607,228	40,125
MarketAxess Holdings, Inc.	24,600	3,614
Morgan Stanley	4,056,677	171,395
MSCI, Inc.	221,700	17,466
S&P Global, Inc.	260,090	27,970
State Street Corp.	1,202,600	93,466
		475,417
Consumer Finance - 0.1%
Capital One Financial Corp.	135,900	11,856
Diversified Financial Services - 2.2%
Berkshire Hathaway, Inc. Class A (a)	2,240	546,831
Insurance - 3.1%
Admiral Group PLC	411,269	9,260
AIA Group Ltd.	9,863,000	55,251
American International Group, Inc.	2,592,100	169,290
Chubb Ltd.	2,426,988	320,654
Direct Line Insurance Group PLC	206,000	938
Fairfax Financial Holdings Ltd. (sub. vtg.)	66,800	32,264
FNF Group	2,855,300	96,966
Marsh & McLennan Companies, Inc.	118,253	7,993
MetLife, Inc.	1,050,800	56,628
		749,244

TOTAL FINANCIALS		3,762,789

HEALTH CARE - 9.3%
Biotechnology - 1.2%
Acceleron Pharma, Inc. (a)	46,900	1,197
Agios Pharmaceuticals, Inc. (a)(b)	852,462	35,573
Amgen, Inc.	801,399	117,173
Celgene Corp. (a)	79,100	9,156
Five Prime Therapeutics, Inc. (a)	37,900	1,899
Genmab A/S (a)	105,900	17,589
Gilead Sciences, Inc.	604,428	43,283
Intrexon Corp. (a)(b)	794,681	19,311
Light Sciences Oncology, Inc. (a)	2,708,254	0
NantKwest, Inc. (a)(b)	151,002	864
Neurocrine Biosciences, Inc. (a)	123,260	4,770
Opko Health, Inc. (a)(b)	698,374	6,495
OvaScience, Inc. (a)	153,700	235
Regeneron Pharmaceuticals, Inc. (a)	71,200	26,137
TESARO, Inc. (a)	132,500	17,819
		301,501
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	129,700	5,751
Becton, Dickinson & Co.	314,996	52,148
Boston Scientific Corp. (a)	8,084,124	174,860
C.R. Bard, Inc.	116,738	26,226
Danaher Corp.	534,968	41,642
DexCom, Inc. (a)	864,484	51,610
Edwards Lifesciences Corp. (a)	613,656	57,500
I-Pulse, Inc. (a)	58,562	376
Intuitive Surgical, Inc. (a)	48,100	30,504
Medtronic PLC	141,400	10,072
Nevro Corp. (a)	174,200	12,657
Penumbra, Inc. (a)	39,000	2,488
Stryker Corp.	14,100	1,689
Teleflex, Inc.	127,300	20,514
The Cooper Companies, Inc.	592,851	103,707
		591,744
Health Care Providers & Services - 2.6%
Aetna, Inc.	11,500	1,426
HealthEquity, Inc. (a)	41,900	1,698
Henry Schein, Inc. (a)	1,094,381	166,029
Humana, Inc.	35,900	7,325
Surgical Care Affiliates, Inc. (a)	30,000	1,388
UnitedHealth Group, Inc.	2,661,000	425,866
Universal Health Services, Inc. Class B	223,700	23,797
		627,529
Health Care Technology - 0.2%
Castlight Health, Inc. (a)	1,325,100	6,559
Cerner Corp. (a)	740,430	35,074
Medidata Solutions, Inc. (a)	87,197	4,331
NantHealth, Inc.	1,784	18
		45,982
Life Sciences Tools & Services - 2.5%
Agilent Technologies, Inc.	1,412,300	64,344
Eurofins Scientific SA	468,284	199,640
ICON PLC (a)	18,700	1,406
Illumina, Inc. (a)	272,451	34,885
Mettler-Toledo International, Inc. (a)	446,909	187,058
PRA Health Sciences, Inc. (a)	26,900	1,483
Thermo Fisher Scientific, Inc.	561,169	79,181
Waters Corp. (a)	337,391	45,342
		613,339
Pharmaceuticals - 0.4%
Bristol-Myers Squibb Co.	1,313,000	76,732
Dermira, Inc. (a)	157,701	4,783
H Lundbeck A/S (a)	82,600	3,360
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	247,440	1,621
Teva Pharmaceutical Industries Ltd. sponsored ADR	40,100	1,454
WAVE Life Sciences (a)	1,500	39
		87,989

TOTAL HEALTH CARE		2,268,084

INDUSTRIALS - 7.7%
Aerospace & Defense - 1.9%
General Dynamics Corp.	892,400	154,082
L-3 Communications Holdings, Inc.	37,900	5,765
Northrop Grumman Corp.	593,900	138,129
Raytheon Co.	147,600	20,959
Saab AB (B Shares)	45,900	1,715
Space Exploration Technologies Corp. Class A (a)(e)	121,180	13,215
Teledyne Technologies, Inc. (a)	393,900	48,450
The Boeing Co.	70,600	10,991
TransDigm Group, Inc.	300,612	74,840
		468,146
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	930,900	68,198
Expeditors International of Washington, Inc.	744,943	39,452
FedEx Corp.	562,810	104,795
XPO Logistics, Inc. (a)(b)	152,800	6,595
		219,040
Airlines - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	1,893,959	157,691
Southwest Airlines Co.	1,991,900	99,276
		256,967
Building Products - 1.1%
A.O. Smith Corp.	226,890	10,743
Fortune Brands Home & Security, Inc.	1,544,524	82,570
Masco Corp.	1,675,500	52,979
Toto Ltd.	2,853,000	112,899
		259,191
Commercial Services & Supplies - 0.4%
Cintas Corp.	92,126	10,646
Copart, Inc. (a)	53,100	2,942
KAR Auction Services, Inc.	990,600	42,219
Stericycle, Inc. (a)	439,500	33,859
		89,666
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc.(a)	47,053	2,682
Electrical Equipment - 0.3%
Acuity Brands, Inc.	196,317	45,322
Eaton Corp. PLC	106,100	7,118
Fortive Corp.	616,634	33,070
		85,510
Machinery - 0.6%
Deere & Co.	42,300	4,359
Illinois Tool Works, Inc.	281,700	34,497
Ingersoll-Rand PLC	183,200	13,747
PACCAR, Inc.	367,900	23,509
Pentair PLC	439,700	24,654
Rational AG	55,300	24,682
Snap-On, Inc.	35,162	6,022
Xylem, Inc.	174,800	8,656
		140,126
Professional Services - 0.4%
Equifax, Inc.	648,548	76,678
IHS Markit Ltd. (a)	251,434	8,903
Recruit Holdings Co. Ltd.	36,300	1,457
TransUnion Holding Co., Inc. (a)	590,962	18,278
		105,316
Road & Rail - 0.3%
Genesee & Wyoming, Inc. Class A (a)	793,300	55,063
J.B. Hunt Transport Services, Inc.	77,800	7,552
		62,615
Trading Companies & Distributors - 0.8%
Air Lease Corp.:
Class A (c)	320,800	11,013
Class A	1,361,641	46,745
HD Supply Holdings, Inc. (a)	1,354,009	57,559
United Rentals, Inc. (a)	753,800	79,586
Univar, Inc. (a)	191,226	5,425
		200,328

TOTAL INDUSTRIALS		1,889,587

INFORMATION TECHNOLOGY - 30.0%
Communications Equipment - 1.0%
Arista Networks, Inc. (a)	251,865	24,373
Cisco Systems, Inc.	6,846,500	206,901
F5 Networks, Inc. (a)	32,100	4,646
Harris Corp.	29,900	3,064
Motorola Solutions, Inc.	90,400	7,493
		246,477
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	5,404,969	363,214
CDW Corp.	1,517,528	79,048
IPG Photonics Corp. (a)	749,257	73,959
		516,221
Internet Software & Services - 10.1%
Akamai Technologies, Inc. (a)	872,800	58,198
Alibaba Group Holding Ltd. sponsored ADR (a)	220,300	19,345
Alphabet, Inc.:
Class A (a)	1,025,054	812,304
Class C(a)	395,298	305,099
Apptio, Inc. Class A	38,500	713
Dropbox, Inc. (a)(e)	1,289,836	14,885
eBay, Inc. (a)	164,700	4,890
Endurance International Group Holdings, Inc. (a)	3,512,300	32,664
Facebook, Inc. Class A (a)	8,779,759	1,010,116
GoDaddy, Inc. (a)(b)	1,691,700	59,125
LogMeIn, Inc.	197,819	19,099
MercadoLibre, Inc.	24,500	3,825
Nutanix, Inc. Class B	783,938	19,780
Rightmove PLC	791,322	38,063
Shopify, Inc. Class A (a)	77,800	3,335
SurveyMonkey (a)(e)	2,069,881	22,417
Tencent Holdings Ltd.	1,217,000	29,509
Twilio, Inc. Class A	751,240	21,673
		2,475,040
IT Services - 5.0%
Accenture PLC Class A	477,240	55,899
ASAC II LP (a)(e)	9,408,021	1,581
Computer Sciences Corp.	178,900	10,630
CSRA, Inc.	370,500	11,797
Fidelity National Information Services, Inc.	416,230	31,484
First Data Corp. Class A (a)	9,819,903	139,344
Fiserv, Inc. (a)	1,243,957	132,208
FleetCor Technologies, Inc. (a)	328,100	46,433
Global Payments, Inc.	3,908	271
Leidos Holdings, Inc.	29,700	1,519
MasterCard, Inc. Class A	844,248	87,169
PayPal Holdings, Inc. (a)	4,787,821	188,975
Total System Services, Inc.	941,260	46,150
Vantiv, Inc. (a)	77,819	4,640
Visa, Inc. Class A	5,980,767	466,619
		1,224,719
Semiconductors & Semiconductor Equipment - 3.1%
Acacia Communications, Inc.	85,393	5,273
Analog Devices, Inc.	40,600	2,948
Applied Materials, Inc.	1,721,400	55,550
Broadcom Ltd.	975,654	172,466
KLA-Tencor Corp.	56,200	4,422
Lam Research Corp.	767,400	81,137
Linear Technology Corp.	548,600	34,205
NVIDIA Corp.	585,600	62,507
Qualcomm, Inc.	3,826,900	249,514
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	950,200	27,318
Texas Instruments, Inc.	387,600	28,283
Xilinx, Inc.	555,400	33,529
		757,152
Software - 7.4%
Activision Blizzard, Inc.	8,038,636	290,275
Adobe Systems, Inc. (a)	2,520,561	259,492
ANSYS, Inc. (a)	460,100	42,555
Atlassian Corp. PLC	54,600	1,315
Autodesk, Inc. (a)	120,800	8,940
CDK Global, Inc.	168,894	10,081
Citrix Systems, Inc. (a)	322,000	28,758
Electronic Arts, Inc. (a)	1,660,100	130,749
Gigamon, Inc. (a)	84,400	3,844
Intuit, Inc.	396,600	45,454
Microsoft Corp.	7,244,500	450,173
Mobileye NV (a)	1,164,400	44,387
Nintendo Co. Ltd.	12,000	2,495
Paycom Software, Inc. (a)	185,600	8,443
RealPage, Inc. (a)	420,100	12,603
Red Hat, Inc. (a)	37,600	2,621
Salesforce.com, Inc. (a)	3,996,400	273,594
ServiceNow, Inc. (a)	50,500	3,754
Snap, Inc.	271,142	4,165
Symantec Corp.	638,400	15,251
Trion World, Inc. (a)(e)	702,569	63
Trion World, Inc.:
warrants 8/10/17 (a)(e)	18,998	0
warrants 10/3/18 (a)(e)	27,981	0
Ultimate Software Group, Inc. (a)	518,203	94,494
VMware, Inc. Class A (a)(b)	36,600	2,882
Workday, Inc. Class A (a)	849,200	56,124
		1,792,512
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	2,599,269	301,047
Samsung Electronics Co. Ltd.	11,956	17,846
		318,893

TOTAL INFORMATION TECHNOLOGY		7,331,014

MATERIALS - 3.3%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	378,700	54,465
Albemarle Corp. U.S.	361,300	31,101
Celanese Corp. Class A	36,000	2,835
E.I. du Pont de Nemours & Co.	394,700	28,971
FMC Corp.	109,100	6,171
Ingevity Corp. (a)	205,019	11,247
LyondellBasell Industries NV Class A	501,300	43,002
Monsanto Co.	54,600	5,744
Potash Corp. of Saskatchewan, Inc.	1,809,300	32,732
PPG Industries, Inc.	1,260,864	119,479
Sherwin-Williams Co.	240,600	64,659
The Chemours Co. LLC	372,300	8,224
The Dow Chemical Co.	25,300	1,448
Westlake Chemical Corp.	34,100	1,909
		411,987
Construction Materials - 0.4%
Eagle Materials, Inc.	75,900	7,478
Martin Marietta Materials, Inc.	320,834	71,074
Vulcan Materials Co.	132,900	16,632
		95,184
Containers & Packaging - 0.1%
Ball Corp.	219,100	16,448
WestRock Co.	324,018	16,450
		32,898
Metals & Mining - 1.1%
B2Gold Corp. (a)	32,761,132	77,837
Fortescue Metals Group Ltd.	1,106,712	4,704
Franco-Nevada Corp.	1,382,361	82,654
GoviEx Uranium, Inc. (a)	851,865	95
GoviEx Uranium, Inc. (a)(c)	23,200	3
GoviEx Uranium, Inc. Class A (a)(c)	2,625,135	293
Ivanhoe Mines Ltd. (a)	6,460,100	12,221
Newcrest Mining Ltd.	3,167,426	46,287
Novagold Resources, Inc. (a)(b)	3,369,572	15,409
Nucor Corp.	194,200	11,559
Steel Dynamics, Inc.	260,200	9,258
Teck Resources Ltd. Class B (sub. vtg.)	182,600	3,654
		263,974

TOTAL MATERIALS		804,043

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	713,675	75,421
Real Estate Management & Development - 0.3%
Realogy Holdings Corp.	2,627,600	67,608

TOTAL REAL ESTATE		143,029

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	2,727,400	145,589
Wireless Telecommunication Services - 0.3%
SoftBank Corp.	137,400	9,092
T-Mobile U.S., Inc. (a)	1,140,000	65,561
		74,653

TOTAL TELECOMMUNICATION SERVICES		220,242

UTILITIES - 1.4%
Electric Utilities - 1.4%
Alliant Energy Corp.	1,739,000	65,891
Duke Energy Corp.	1,073,400	83,317
Exelon Corp.	2,076,800	73,706
IDACORP, Inc.	400,000	32,220
Xcel Energy, Inc.	1,942,200	79,048
		334,182
TOTAL COMMON STOCKS
(Cost $16,619,604)		23,696,622

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(e)	7,091,632	15,389
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blue Apron, Inc. Series D (a)(e)	1,110,537	15,314
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Oportun Finance Corp. Series H (a)(e)	10,791,166	41,654
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (a)(e)	166,247	1,475
Intarcia Therapeutics, Inc. Series CC (a)(e)	516,522	30,991
		32,466
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (e)	1,159,721	7,573
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (a)(e)	10,369,703	22,295

TOTAL HEALTH CARE		62,334

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(e)	145,254	15,840
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.8%
Dropbox, Inc.:
Series A (a)(e)	299,518	3,456
Series C (a)(e)	161,770	1,867
Pinterest, Inc.:
Series E, 8.00% (a)(e)	13,203,155	109,322
Series F, 8.00% (a)(e)	8,808,645	72,936
Series G, 8.00% (a)(e)	1,676,465	13,881
		201,462
Software - 0.1%
Cloudera, Inc. Series F (a)(e)	312,284	8,121
Snap, Inc. Series F (a)(e)	271,142	4,165
		12,286

TOTAL INFORMATION TECHNOLOGY		213,748

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Series F (e)	37,192	1,867
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $221,321)		366,146
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 12% 10/10/19 pay-in-kind (e)(f)	265	117
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20 (c)	39,145	14,092
TOTAL CORPORATE BONDS
(Cost $24,524)		14,209

Bank Loan Obligations - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Multiline Retail - 0.0%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23(f)
(Cost $3,043)	3,058	3,070
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) unit (d)(e)
(Cost $33,620)	33,620,102	33,620

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.60% (g)	283,971,131	284,028
Fidelity Securities Lending Cash Central Fund 0.65% (g)(h)	104,928,327	104,939
TOTAL MONEY MARKET FUNDS
(Cost $388,916)		388,967
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $17,291,028)		24,502,634
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(104,637)
NET ASSETS - 100%		$24,397,997

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,482,000 or 0.1% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $512,028,000 or 2.0% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$1,800
ASAC II LP	10/10/13	$725
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$32,763
Blue Apron, Inc. Series D	5/18/15	$14,800
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$20,321
Cloudera, Inc. Series F	2/5/14	$4,547
Dropbox, Inc.	5/2/12	$11,672
Dropbox, Inc. Series A	5/29/12	$2,710
Dropbox, Inc. Series C	1/30/14	$3,090
Intarcia Therapeutics, Inc. Series CC	11/14/12	$7,040
Living Proof, Inc. 8.00%	2/13/13	$18,400
Mulberry Health, Inc. Series A8	1/20/16	$7,834
Oportun Finance Corp. Series H	2/6/15	$30,726
Pinterest, Inc. Series E, 8.00%	10/23/13	$38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$29,923
Pinterest, Inc. Series G, 8.00%	2/27/15	$12,035
Snap, Inc. Series F	2/12/16	$4,165
Space Exploration Technologies Corp. Class A	10/16/15 - 4/8/16	$11,307
Space Exploration Technologies Corp. Series G	1/20/15	$11,251
SurveyMonkey	12/15/14	$34,050
Trion World, Inc.	8/22/08 - 3/20/13	$3,834
Trion World, Inc. warrants 8/10/17	8/10/10	$0
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 12% 10/10/19 pay-in-kind	10/10/13 - 10/10/16	$265
Utica Shale Drilling Program (non-operating revenue interest) unit	10/5/16 - 11/4/16	$33,620
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$2,299
WeWork Companies, Inc. Series F	12/1/16	$1,867
WME Entertainment Parent, LLC Class A unit	8/16/16	$25,816

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,062
Fidelity Securities Lending Cash Central Fund	6,896
Total	$8,958

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,757,985	$3,699,215	$17,163	$41,607
Consumer Staples	1,007,523	992,209	--	15,314
Energy	2,208,847	2,198,990	9,857	--
Financials	3,804,443	3,707,538	55,251	41,654
Health Care	2,330,418	2,267,708	--	62,710
Industrials	1,905,427	1,876,372	--	29,055
Information Technology	7,544,762	7,236,119	51,784	256,859
Materials	804,043	804,043	--	--
Real Estate	144,896	143,029	--	1,867
Telecommunication Services	220,242	211,150	9,092	--
Utilities	334,182	334,182	--	--
Corporate Bonds	14,209	--	14,092	117
Bank Loan Obligations	3,070	--	3,070	--
Other	33,620	--	--	33,620
Money Market Funds	388,967	388,967	--	--
Total Investments in Securities:	$24,502,634	$23,859,522	$160,309	$482,803

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$518,084
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(157,200)
Cost of Purchases	12,164
Proceeds of Sales	(116,189)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$256,859
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$(153,428)
Other Investments in Securities
Beginning Balance	$176,193
Net Realized Gain (Loss) on Investment Securities	3,717
Net Unrealized Gain (Loss) on Investment Securities	3,396
Cost of Purchases	80,045
Proceeds of Sales	(37,407)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$225,944
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$6,761

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Canada	1.8%
Ireland	1.4%
Switzerland	1.3%
United Kingdom	1.1%
Others (Individually Less Than 1%)	5.1%
100.0%

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $100,395) — See accompanying schedule: Unaffiliated issuers (cost $16,902,112)	$24,113,667
Fidelity Central Funds (cost $388,916)	388,967
Total Investments (cost $17,291,028)		$24,502,634
Receivable for investments sold
Regular delivery		47,794
Delayed delivery		9
Receivable for fund shares sold		24,493
Dividends receivable		12,715
Interest receivable		192
Distributions receivable from Fidelity Central Funds		288
Prepaid expenses		50
Other receivables		3,229
Total assets		24,591,404
Liabilities
Payable for investments purchased	$11,997
Payable for fund shares redeemed	59,542
Accrued management fee	7,188
Distribution and service plan fees payable	5,218
Other affiliated payables	3,760
Other payables and accrued expenses	817
Collateral on Securities Loaned	104,885
Total liabilities		193,407
Net Assets		$24,397,997
Net Assets consist of:
Paid in capital		$17,024,000
Undistributed net investment income		2,020
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		160,408
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,211,569
Net Assets		$24,397,997
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,873,282 ÷ 259,967 shares)		$26.44
Maximum offering price per share (100/94.25 of $26.44)		$28.05
Class T:
Net Asset Value and redemption price per share ($1,849,355 ÷ 71,878 shares)		$25.73
Maximum offering price per share (100/96.50 of $25.73)		$26.66
Class C:
Net Asset Value and offering price per share ($3,520,767 ÷ 148,639 shares)(a)		$23.69
Class I:
Net Asset Value, offering price and redemption price per share ($11,662,303 ÷ 432,702 shares)		$26.95
Class Z:
Net Asset Value, offering price and redemption price per share ($492,290 ÷ 18,251 shares)		$26.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Dividends		$268,119
Interest		5,436
Income from Fidelity Central Funds		8,958
Total income		282,513
Expenses
Management fee
Basic fee	$137,619
Performance adjustment	(26,454)
Transfer agent fees	44,199
Distribution and service plan fees	64,877
Accounting and security lending fees	1,981
Custodian fees and expenses	489
Independent trustees' fees and expenses	109
Registration fees	277
Audit	121
Legal	80
Miscellaneous	208
Total expenses before reductions	223,506
Expense reductions	(833)	222,673
Net investment income (loss)		59,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,325,301
Fidelity Central Funds	44
Foreign currency transactions	471
Total net realized gain (loss)		1,325,816
Change in net unrealized appreciation (depreciation) on: Investment securities	103,599
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		103,608
Net gain (loss)		1,429,424
Net increase (decrease) in net assets resulting from operations		$1,489,264

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,840	$54,358
Net realized gain (loss)	1,325,816	1,381,285
Change in net unrealized appreciation (depreciation)	103,608	(742,595)
Net increase (decrease) in net assets resulting from operations	1,489,264	693,048
Distributions to shareholders from net investment income	(60,850)	(46,051)
Distributions to shareholders from net realized gain	(1,185,388)	(1,142,480)
Total distributions	(1,246,238)	(1,188,531)
Share transactions - net increase (decrease)	(2,529,933)	(1,326,831)
Total increase (decrease) in net assets	(2,286,907)	(1,822,314)
Net Assets
Beginning of period	26,684,904	28,507,218
End of period	$24,397,997	$26,684,904
Other Information
Undistributed net investment income end of period	$2,020	$1,473

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$26.14	$26.67	$26.32	$22.75	$19.72
Income from Investment Operations
Net investment income (loss)A	.06	.05	.04	.01	.03
Net realized and unrealized gain (loss)	1.56	.57	2.34	7.21	3.09
Total from investment operations	1.62	.62	2.38	7.22	3.12
Distributions from net investment income	(.04)	(.02)	–	–	–
Distributions from net realized gain	(1.28)	(1.13)	(2.03)	(3.65)	(.09)
Total distributions	(1.32)	(1.15)	(2.03)	(3.65)	(.09)
Net asset value, end of period	$26.44	$26.14	$26.67	$26.32	$22.75
Total ReturnB,C	6.31%	2.39%	9.20%	32.36%	15.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	.92%	.92%	.94%	1.01%
Expenses net of fee waivers, if any	.89%	.91%	.92%	.94%	1.01%
Expenses net of all reductions	.88%	.91%	.92%	.94%	1.00%
Net investment income (loss)	.24%	.20%	.13%	.02%	.13%
Supplemental Data
Net assets, end of period (in millions)	$6,873	$7,920	$8,475	$8,634	$6,459
Portfolio turnover rateF	42%	47%	62%	79%	47%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor New Insights Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.51	$26.10	$25.84	$22.44	$19.46
Income from Investment Operations
Net investment income (loss)A	–B	(.01)	(.03)	(.06)	(.02)
Net realized and unrealized gain (loss)	1.50	.55	2.31	7.11	3.04
Total from investment operations	1.50	.54	2.28	7.05	3.02
Distributions from net investment income	–B	–	–	–	–
Distributions from net realized gain	(1.28)	(1.13)	(2.02)	(3.65)	(.04)
Total distributions	(1.28)	(1.13)	(2.02)	(3.65)	(.04)
Net asset value, end of period	$25.73	$25.51	$26.10	$25.84	$22.44
Total ReturnC,D	6.01%	2.14%	8.98%	32.05%	15.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%	1.17%	1.17%	1.18%	1.25%
Expenses net of fee waivers, if any	1.14%	1.16%	1.17%	1.18%	1.25%
Expenses net of all reductions	1.13%	1.16%	1.17%	1.18%	1.24%
Net investment income (loss)	(.01)%	(.05)%	(.11)%	(.22)%	(.11)%
Supplemental Data
Net assets, end of period (in millions)	$1,849	$2,071	$2,219	$2,134	$1,795
Portfolio turnover rateG	42%	47%	62%	79%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $0.005 per share

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.70	$24.45	$24.45	$21.49	$18.70
Income from Investment Operations
Net investment income (loss)A	(.12)	(.14)	(.16)	(.18)	(.13)
Net realized and unrealized gain (loss)	1.39	.52	2.18	6.79	2.92
Total from investment operations	1.27	.38	2.02	6.61	2.79
Distributions from net investment income	–B	–	–	–	–
Distributions from net realized gain	(1.28)	(1.13)	(2.02)	(3.65)	–
Total distributions	(1.28)	(1.13)	(2.02)	(3.65)	–
Net asset value, end of period	$23.69	$23.70	$24.45	$24.45	$21.49
Total ReturnC,D	5.49%	1.63%	8.43%	31.41%	14.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.64%	1.67%	1.67%	1.69%	1.75%
Expenses net of fee waivers, if any	1.64%	1.66%	1.67%	1.69%	1.75%
Expenses net of all reductions	1.63%	1.66%	1.67%	1.69%	1.75%
Net investment income (loss)	(.51)%	(.55)%	(.62)%	(.73)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$3,521	$3,841	$3,889	$3,459	$2,515
Portfolio turnover rateG	42%	47%	62%	79%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $0.005 per share

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$26.63	$27.15	$26.76	$23.02	$19.96
Income from Investment Operations
Net investment income (loss)A	.13	.13	.11	.07	.09
Net realized and unrealized gain (loss)	1.59	.57	2.39	7.32	3.12
Total from investment operations	1.72	.70	2.50	7.39	3.21
Distributions from net investment income	(.11)	(.09)	(.07)	–	(.02)
Distributions from net realized gain	(1.28)	(1.13)	(2.04)	(3.65)	(.13)
Total distributions	(1.40)B	(1.22)	(2.11)	(3.65)	(.15)
Net asset value, end of period	$26.95	$26.63	$27.15	$26.76	$23.02
Total ReturnC	6.55%	2.64%	9.51%	32.73%	16.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	.63%	.66%	.67%	.68%	.74%
Expenses net of fee waivers, if any	.63%	.66%	.67%	.68%	.74%
Expenses net of all reductions	.63%	.66%	.67%	.68%	.74%
Net investment income (loss)	.50%	.45%	.39%	.28%	.39%
Supplemental Data
Net assets, end of period (in millions)	$11,662	$12,310	$13,449	$11,477	$9,898
Portfolio turnover rateF	42%	47%	62%	79%	47%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.40 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $1.281 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$26.65	$27.17	$26.78	$27.42
Income from Investment Operations
Net investment income (loss)B	.17	.16	.15	.01
Net realized and unrealized gain (loss)	1.58	.58	2.39	3.00
Total from investment operations	1.75	.74	2.54	3.01
Distributions from net investment income	(.15)	(.12)	(.10)	–
Distributions from net realized gain	(1.28)	(1.13)	(2.04)	(3.65)
Total distributions	(1.43)	(1.26)C	(2.15)D	(3.65)
Net asset value, end of period	$26.97	$26.65	$27.17	$26.78
Total ReturnE,F	6.68%	2.78%	9.65%	11.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.53%	.54%	.55%I
Expenses net of fee waivers, if any	.50%	.53%	.54%	.55%I
Expenses net of all reductions	.50%	.53%	.53%	.55%I
Net investment income (loss)	.63%	.58%	.52%	.14%I
Supplemental Data
Net assets, end of period (in millions)	$492	$436	$294	$77
Portfolio turnover rateJ	42%	47%	62%	79%

 A For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distribution of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

 D Total distribution of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$117	Recovery value	Recovery value	43.9%	Increase
Equities	449,066	Discounted cash flow	Discount rate	8.0% - 22.1% / 9.8%	Decrease
			Growth rate	2.0% - 3.0% / 2.9%	Increase
			Discount for lack of marketability	20.0% - 25.0% / 20.7%	Decrease
		Market approach	Discount rate	3.0% - 50.0% / 21.7%	Decrease
			Transaction price	$2.05 - $60.00 / $33.62	Increase
			Discount for lack of marketability	15.0% - 30.0% / 16.0%	Decrease
			Premium rate	0.5% - 130.0% / 33.3%	Increase
		Market comparable	Price/Earnings multiple (P/E)	5.8 - 12.7 / 10.8	Increase
			Enterprise value/Sales multiple (EV/S)	0.6 - 6.3 / 3.8	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	8.5 - 17.3 / 16.6	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.2	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
			Liquidity preference	$3.51 - $6.75 / $4.58	Increase
Other	$33,620	Market approach	Transaction price	$100.00	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,737,694
Gross unrealized depreciation	(598,332)
Net unrealized appreciation (depreciation) on securities	$7,139,362
Tax Cost	$17,363,272

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$235,694
Net unrealized appreciation (depreciation) on securities and other investments	$7,139,324

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$60,850	$ 46,051
Long-term Capital Gains	1,185,388	1,142,480
Total	$1,246,238	$ 1,188,531

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $59,600 in these Subsidiaries, representing .24% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $10,385,799 and $14,004,817, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period. The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,240	$–
Class T	.25%	.25%	9,682	–
Class B	.75%	.25%	403	302
Class C	.75%	.25%	36,552	2,594
			$64,877	$2,896

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$982
Class T	138
Class B(a)	7
Class C(a)	212
$1,339

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z's. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,293.18
Class T	3,503.18
Class B	86.22
Class C	6,651.18
Class I	20,450.17
Class Z	216.05
	$ 44,199

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $277 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $65 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,533. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,896, including $398 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $639 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain univested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $193.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$9,732	$4,999
Class T	160	–
Class B	8	–
Class C	321	–
Class I	48,005	39,092
Class Z	2,624	1,960
Total	$60,850	$46,051
From net realized gain
Class A	$335,159	$336,609
Class T	91,690	90,096
Class B	950	5,527
Class C	189,033	177,341
Class I	546,373	515,418
Class Z	22,183	17,489
Total	$1,185,388	$1,142,480

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	31,092	43,674	$804,383	$1,185,377
Reinvestment of distributions	12,732	12,627	330,633	327,470
Shares redeemed	(86,801)	(71,066)	(2,268,773)	(1,931,743)
Net increase (decrease)	(42,977)	(14,765)	$(1,133,757)	$(418,896)
Class T
Shares sold	6,672	8,555	$168,809	$226,885
Reinvestment of distributions	3,415	3,329	86,299	84,272
Shares redeemed	(19,407)	(15,702)	(495,009)	(416,783)
Net increase (decrease)	(9,320)	(3,818)	$(239,901)	$(105,626)
Class B
Shares sold	17	89	$362	$2,138
Reinvestment of distributions	41	210	854	4,926
Shares redeemed	(4,619)	(3,241)	(105,628)	(79,804)
Net increase (decrease)	(4,561)	(2,942)	$(104,412)	$(72,740)
Class C
Shares sold	13,063	20,651	$305,241	$510,224
Reinvestment of distributions	6,915	6,325	161,406	148,901
Shares redeemed	(33,439)	(23,947)	(790,437)	(594,182)
Net increase (decrease)	(13,461)	3,029	$(323,790)	$64,943
Class I
Shares sold	79,363	97,654	$2,114,950	$2,700,232
Reinvestment of distributions	19,665	18,139	522,588	478,968
Shares redeemed	(128,588)	(148,908)	(3,416,498)	(4,124,969)
Net increase (decrease)	(29,560)	(33,115)	$(778,960)	$(945,769)
Class Z
Shares sold	5,437	12,793	$146,103	$356,386
Reinvestment of distributions	921	730	24,588	19,260
Shares redeemed	(4,458)	(7,992)	(119,804)	(224,389)
Net increase (decrease)	1,900	5,531	$50,887	$151,257

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor New Insights Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	.85%
Actual		$1,000.00	$1,057.00	$4.40
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Class T	1.10%
Actual		$1,000.00	$1,055.90	$5.68
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class C	1.60%
Actual		$1,000.00	$1,053.10	$8.26
Hypothetical-C		$1,000.00	$1,017.09	$8.11
Class I	.60%
Actual		$1,000.00	$1,058.30	$3.10
Hypothetical-C		$1,000.00	$1,022.12	$3.05
Class Z	.47%
Actual		$1,000.00	$1,058.80	$2.43
Hypothetical-C		$1,000.00	$1,022.77	$2.39

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor New Insights Fund
Class A	02/13/17	02/10/17	$0.258
Class T	02/13/17	02/10/17	$0.258
Class C	02/13/17	02/10/17	$0.258
Class I	02/13/17	02/10/17	$0.258
Class Z	02/13/17	02/10/17	$0.258

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $1,329,015,879 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ANIF-ANN-0217
1.796407.113

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$93,000	$-	$6,700	$3,200
Fidelity Advisor Series Opportunistic Insights Fund	$79,000	$-	$5,400	$2,800
Fidelity Contrafund	$231,000	$-	$20,000	$7,000
Fidelity Series Opportunistic Insights Fund	$85,000	$-	$4,800	$3,100

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$81,000	$-	$13,200	$11,600
Fidelity Advisor Series Opportunistic Insights Fund	$52,000	$-	$11,600	$1,900
Fidelity Contrafund	$226,000	$-	$32,600	$23,100
Fidelity Series Opportunistic Insights Fund	$60,000	$-	$11,400	$3,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2016A	December 31, 2015 A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
PwC	$8,270,000	$5,755,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 24, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2017